EXECUTION COPY

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                       THREE-YEAR COMPETITIVE ADVANCE AND
                       REVOLVING CREDIT FACILITY AGREEMENT





                          Dated as of December 31, 2002




                                      among




                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.,

                              HARTFORD LIFE, INC.,

                            THE LENDERS NAMED HEREIN

                                       and

                               JPMORGAN CHASE BANK

                                       and

                                  CITIBANK, N.A
                           as Co-Administrative Agents

                                       and

                             BANK OF AMERICA, N.A.,
                      DEUTSCHE BANK AG, NEW YORK BRANCH and
                             UBS AG, STAMFORD BRANCH
                            as Co-Syndication Agents


                       ____________________________________

                           J.P. MORGAN SECURITIES INC.
                           SALOMON SMITH BARNEY INC.
                     as Co-Lead Arrangers and Co-Bookrunners


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                                                                        6701-199

                                TABLE OF CONTENTS


Article     Section                                                         Page
-------     -------                                                         ----

I           DEFINITIONS

            1.01. Defined Terms................................................1
            1.02. Terms Generally.............................................13

II          THE CREDITS

            2.01. Commitments.................................................13
            2.02. Loans.......................................................13
            2.03. Competitive Bid Procedure...................................14
            2.04. Standby Borrowing Procedure.................................16
            2.05. Conversion and Continuation of Standby Loans................17
            2.06. Fees........................................................17
            2.07. Repayment of Loans; Evidence of Debt........................18
            2.08. Interest on Loans...........................................18
            2.09. Default Interest............................................19
            2.10. Alternate Rate of Interest..................................19
            2.11. Termination and Reduction of Commitments....................19
            2.12. Prepayment..................................................20
            2.13. Reserve Requirements; Change in Circumstances...............20
            2.14. Change in Legality..........................................21
            2.15. Indemnity...................................................22
            2.16. Pro Rata Treatment..........................................22
            2.17. Sharing of Setoffs..........................................22
            2.18. Payments....................................................23
            2.19. Taxes.......................................................23
            2.20. Duty to Mitigate; Assignment of Commitments Under Certain
                    Circumstances.............................................25
            2.21. Increase in Total Commitment................................26

III         REPRESENTATIONS AND WARRANTIES

            3.01. Organization; Powers........................................27
            3.02. Authorization...............................................27
            3.03. Enforceability..............................................28
            3.04. Governmental Approvals......................................28
            3.05. Financial Statements........................................28
            3.06. Litigation; Compliance with Laws............................28
            3.07. Federal Reserve Regulations.................................28
            3.08. Investment Company Act; Public Utility Holding Company Act..29
            3.09. Use of Proceeds.............................................29
            3.10. Full Disclosure; No Material Misstatements..................29
            3.11. Taxes.......................................................29
            3.12. Employee Pension Benefit Plans..............................29

                                                                  Contents, p. 2

IV          CONDITIONS OF LENDING

            4.01. All Borrowings..............................................29
            4.02. Effective Date..............................................30

V           COVENANTS

            5.01. Existence...................................................31
            5.02. Business and Properties.....................................31
            5.03. Financial Statements, Reports, etc..........................31
            5.04. Insurance...................................................32
            5.05. Obligations and Taxes.......................................32
            5.06. Litigation and Other Notices................................32
            5.07. Maintaining  Records;  Access to Properties and Inspections.33
            5.08. Employee Benefits...........................................33
            5.09. Use of Proceeds.............................................33
            5.10. Risk-Based Capital Ratio....................................33
            5.11. Consolidations, Mergers, and Sales of Assets................33
            5.12. Limitations on Liens........................................33
            5.13. Limitations on Sale and Leaseback Transactions..............35
            5.14. Consolidated Total Debt to Consolidated Total
                    Capitalization............................................35
            5.15. Limitations on Dividends and Advances by Subsidiaries.......35
            5.16. Minimum Consolidated Statutory Surplus and Statutory Surplus
                    and Asset Valuation Reserve...............................35

VI          EVENTS OF DEFAULT.................................................35

VII         THE ADMINISTRATIVE AGENT..........................................37

VIII        MISCELLANEOUS

            8.01. Notices.....................................................39
            8.02. Survival of Agreement.......................................40
            8.03. Binding Effect..............................................40
            8.04. Successors and Assigns......................................40
            8.05. Expenses; Indemnity.........................................42
            8.06. Applicable Law..............................................42
            8.07. Waivers; Amendment..........................................42
            8.08. Entire Agreement............................................43
            8.09. Severability................................................43
            8.10. Counterparts................................................43
            8.11. Headings....................................................43
            8.12. Right of Setoff.............................................43
            8.13. Jurisdiction; Consent to Service of Process.................44
            8.14. Waiver of Jury Trial........................................44
            8.15. Conversion of Currencies....................................44
            8.16. Confidentiality.............................................45

                                                                  Contents, p. 3

                             EXHIBITS AND SCHEDULES

Exhibit A-1       Form of Competitive Bid Request
Exhibit A-2       Form of Notice of Competitive Bid Request
Exhibit A-3       Form of Competitive Bid
Exhibit A-4       Form of Competitive Bid Accept/Reject
Exhibit A-5       Form of Standby Borrowing Request
Exhibit B         Form of Assignment and Acceptance
Exhibit C         Form of Opinion of Counsel for The Hartford Financial Services
                  Group, Inc. and Hartford Life, Inc.

Schedule 1.01     Statutory Surplus Subsidiaries
Schedule 2.01     Commitments
Schedule 3.06     Litigation and Compliance with Laws

                                    THREE-YEAR COMPETITIVE ADVANCE AND REVOLVING
                           CREDIT FACILITY AGREEMENT (as it may be amended, supplemented or otherwise modified, the "Agreement") dated as of December 31, 2002, among THE HARTFORD FINANCIAL SERVICES GROUP, INC., a Delaware corporation (the "Company"); HARTFORD LIFE, INC., a Delaware corporation and a subsidiary of the Company ("Hartford Life" and, together with the Company, the "Borrowers"); the lenders listed in Schedule 2.01 (together with their permitted assignees, the "Lenders"); and JPMORGAN CHASE BANK and CITIBANK, N.A., as co-administrative agents for the Lenders (in such capacity, the "Co-Administrative Agents", it being agreed that all references herein to the
                           "Administrative Agent" shall be references to JPMorgan Chase Bank).


                  The Lenders have been requested to extend credit to the Borrowers to enable them to borrow on a standby revolving credit basis on and after the date hereof and at any time and from time to time prior to the Maturity Date (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in Article I) an aggregate principal amount not in excess of $490,000,000 at any time outstanding. The Lenders have also been requested to provide a procedure pursuant to which the Borrowers may invite the Lenders to bid on an uncommitted basis on short-term borrowings by the Borrowers. The proceeds of such borrowings are to be used for working capital and other general corporate purposes, including the repayment of maturing commercial paper. The Lenders are willing to extend credit on the terms and subject to the conditions herein set forth.

                  Accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

                  "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

                  "ABR Loan" shall mean any ABR Standby Loan.

                  "ABR Standby Loan" shall mean any Standby Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

                  "Administrative Fees" shall have the meaning assigned to such term in Section 2.06(b).

                  "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form distributed to the Lenders by the Administrative Agent.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that directly or indirectly controls or is controlled by or is under common control with the person specified.

                  "Agents" shall mean the Co-Administrative Agents, including JPMorgan Chase Bank as Administrative Agent.

                  "Agreement Currency" shall have the meaning assigned to such term in Section 8.15(b).

                  "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as released on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so released for any day which is a Business Day, the arithmetic average (rounded upwards to the next 1/100th of 1%), as determined by the Administrative Agent, of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Annual Statement" shall mean, with respect to the Restricted Subsidiaries, the Annual Statement of such Restricted Subsidiary required to be filed with the Applicable Insurance Regulatory Authority in accordance with state law, including any exhibits, schedules, certificates or actuarial opinions filed or delivered therewith.

                  "Applicable Insurance Regulatory Authority" shall mean, with respect to any Insurance Subsidiary, the insurance commission or similar Governmental Authority located in the state in which such Insurance Subsidiary is domiciled and any Federal insurance Governmental Authority.

                  "Applicable Percentage" shall mean on any date, (a) with respect to the Facility Fee, the applicable percentage set forth below under the caption "Facility Fee Percentage" based upon the Ratings of the Company in effect on such date, or (b) with respect to Eurocurrency Standby Loans, the applicable percentage set forth below under the caption "Eurocurrency Spread A" based upon the Ratings of the applicable Borrower in effect on such date; provided, that on any date on which the aggregate outstanding principal amount of the Loans shall be greater than 50% of the Total Commitment (and for any day after the termination of all the Commitments on which Loans shall be outstanding), the Applicable Percentage with respect to Eurocurrency Standby Loans shall be the applicable percentage set forth below under the caption "Eurocurrency Spread B" based upon the Ratings of the applicable Borrower in effect on such date:

                                        Eurocurrency              Eurocurrency              Facility Fee
                                        ------------              ------------              ------------
Category 1                                Spread A                  Spread B                 Percentage
----------                                --------                  --------                 ----------
Aa3 or higher by Moody's                   .170%                      .220%                     .080%
AA- or higher by S&P

Category 2
----------
A2 by Moody's                              .210%                      .310%                     .090%
A by S&P

Category 3
----------
A3 by Moody's                              .300%                      .400%                     .100%
A- by S&P

Category 4
----------
Baa1 by Moody's                            .500%                      .625%                     .125%
BBB+ by S&P

Category 5
----------
Baa2 or lower or unrated                   .700%                      .825%                     .175%
   by Moody's
BBB or lower or unrated
    by S&P


                  For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a Rating (other than by reason of the circumstances referred to in the last sentence of this definition), then such Rating Agency shall be deemed to have established a Rating in Category 5; (ii) if the Ratings established or deemed to have been established by Moody's and S&P shall fall within different Categories, the Applicable Percentage shall be based on the lower of the two Ratings unless the Ratings differ by two or more Categories, in which case the Applicable Percentage will be based upon the Category one level above the Category corresponding to the lower Rating; and (iii) if the Ratings established or deemed to have been established by Moody's and S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable Rating Agency. Each change in the Applicable Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such Rating Agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Rating Agency and, pending the effectiveness of any such amendment, the Applicable Percentage shall be determined by reference to the Rating most recently in effect prior to such change or cessation.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee in the form of Exhibit B.

                  "Augmenting Lender" shall have the meaning assigned to such term in Section 2.21(a).

                  "Available Commitment" shall mean, as to any Lender at any time, an amount equal to such Lender's Commitment at such time minus the aggregate of all such Lender's Loans outstanding at such time.

                  "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

                  "Board of Directors" shall mean the Board of Directors of a Borrower or any duly authorized committee thereof.

                  "Borrowing" shall mean a group of Loans of a single Type made by the Lenders (or, in the case of a Competitive Borrowing, by the Lender or Lenders whose Competitive Bids have been accepted pursuant to Section 2.03) on a single date and as to which a single Interest Period is in effect.

                  "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that, when used in connection with a Eurocurrency Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in deposits in Dollars in the London interbank market.

                  "Capitalized Lease-Back Obligation" shall mean with respect to any property or asset, at any date as of which the same is to be determined, the total net rental obligations of the Company or a Subsidiary under a lease of such property or asset, entered into as part of an arrangement to which the provisions of Section 5.13 are applicable (or would have been applicable had such Subsidiary been a Subsidiary at the time it entered into such lease), discounted to the date of computation at the rate of interest per annum implicit in the lease (determined in accordance with GAAP). The amount of the net rental obligation for any calendar year under any lease shall be the sum of the rental and other payments required to be paid in such calendar year by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.

                  A "Change in Control" shall be deemed to have occurred if (a) any person or group of persons shall have acquired beneficial ownership of more than 30% of the outstanding Voting Shares of the Company (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder) or (b) during any period of 12 consecutive months, commencing after the Effective Date, individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who were nominated or elected by a majority of directors then in office) cease to constitute a majority of the Board of Directors of the Company or (c) Hartford Life shall cease to be a wholly-owned Subsidiary.

                  "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

                  "Commitment" shall mean, with respect to each Lender, the commitment of such Lender hereunder as set forth as of the Closing Date in
Schedule 2.01 under the heading "Commitment" or in an Assignment and Acceptance delivered by such Lender under Section 8.04 as such Lender's Commitment may be permanently terminated or reduced from time to time pursuant to Section 2.11 or pursuant to one or more assignments under Section 8.04. The Commitment of each Lender shall automatically and permanently terminate on the Maturity Date if not terminated earlier pursuant to the terms hereof.

                  "Commitment Increase" shall have the meaning assigned to such term in Section 2.21(b).

                  "Competitive Bid" shall mean an offer by a Lender to make a Competitive Loan pursuant to Section 2.03.

                  "Competitive   Bid   Accept/Reject   Letter"   shall   mean  a
notification made by a Borrower pursuant to Section 2.03(d) in the form of Exhibit A-4.

                  "Competitive  Bid Rate" shall mean, as to any Competitive Bid,
(i) in the case of a Eurocurrency Loan, the Margin, and (ii) in the case of a Fixed Rate Loan, the fixed rate of interest offered by the Lender making such Competitive Bid.

                  "Competitive Bid Request" shall mean a request made pursuant to Section 2.03(a) in the form of Exhibit A-1.

                  "Competitive Borrowing" shall mean a Borrowing consisting of a Competitive Loan or concurrent Competitive Loans from the Lender or Lenders whose Competitive Bids for such Borrowing have been accepted under the bidding procedure described in Section 2.03.

                  "Competitive Loan" shall mean a Loan made pursuant to the bidding procedure described in Section 2.03. Each Competitive Loan shall be in Dollars and shall be a Eurocurrency Competitive Loan or a Fixed Rate Loan.

                  "Competitive Loan Exposure" shall mean, with respect to any Lender at any time, the sum of the aggregate principal amount of all outstanding Competitive Loans made by such Lender.

                  "Consolidated Net Worth" shall mean, as at any date of determination, the consolidated stockholders' equity of the Company and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP, plus minority interests in Subsidiaries, as determined in accordance with GAAP, plus the Equity Unit Amount, plus, but without duplication, Special Preferred Securities; provided that Consolidated Net Worth shall not include Special Preferred Securities to the extent that Special Preferred Securities are greater than 15% of Consolidated Total Capitalization.

                  "Consolidated Net Tangible Assets" shall mean the total of all assets appearing on a consolidated balance sheet of the Company and its Restricted Subsidiaries, prepared in accordance with GAAP (and as of a date not more than 90 days prior to the date as of which Consolidated Net Tangible Assets are to be determined), less the sum of the following items as shown on said consolidated balance sheet:

                  (i) the book amount of all segregated intangible assets, including such items as good will, trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses and unamortized debt discount and expense less unamortized debt premium;

                  (ii) all depreciation, valuation and other reserves;

                  (iii) current liabilities;

                  (iv) any minority interest in the shares of stock (other than Preferred Stock) and surplus of Restricted Subsidiaries of the Company;

                  (v)  the   investment  of  the  Company  and  its   Restricted
         Subsidiaries in any Subsidiary of the Company that is not a Restricted Subsidiary;

                  (vi) the total indebtedness of the Company and its Restricted Subsidiaries incurred in any manner to finance or recover the cost to the Company or any Restricted

         Subsidiary of any physical property, real or personal, which prior to or simultaneously with the creation of such indebtedness shall have been leased by the Company or a Restricted Subsidiary to the United States of America or a department or agency thereof at an aggregate rental, payable during that portion of the initial term of such lease (without giving effect to any options of renewal or extension) which shall be unexpired at the date of the creation of such indebtedness, sufficient (taken together with any amounts required to be paid by the lessee to the lessor upon any termination of such lease) to pay in full at the stated maturity date or dates thereof the principal of and the interest on such indebtedness;

                  (vii) deferred income and deferred liabilities; and

                  (viii) other items deductible under GAAP.

                  "Consolidated Statutory Surplus" shall mean, with respect to the Insurance Subsidiaries, the amount or amounts set forth on line 32 of the Liabilities, Surplus and Other Funds Statement in the applicable Annual Statement or Statements or the applicable Quarterly Statement or Statements most recently delivered to the Administrative Agent and the Lenders pursuant to
Section 5.03 or, if such statement shall be modified, the equivalent item on any applicable successor form (which amount shall be computed in a manner consistent with that used in preparing the financial statements as of and for the fiscal year ended December 31, 2001, referred to in Section 3.05).

                  "Consolidated Total Capitalization" shall mean, as at any date of determination, the sum of Consolidated Total Debt and Consolidated Net Worth.

                  "Consolidated Total Debt" shall mean, as at any date of determination, without duplication, (i) all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP (but in any event including the Total Equity Unit Amount), plus (ii) preferred securities that are mandatorily redeemable, or redeemable at the option of the holder, within 10 years of such date of determination, plus (iii) Special Preferred Securities to the extent that Special Preferred Securities exceed 15% of Consolidated Total Capitalization, less (iv) the Equity Unit Amount.

                  "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

                  "Dollars" or "$" shall mean lawful money of the United States of America.

                  "Effective Date" shall mean the date on which the conditions set forth in Section 4.02 are satisfied.

                  "Equity Unit Amount" shall mean 75% of the aggregate principal amount of the notes included in any outstanding Equity Units.

                  "Equity Units" shall mean the 6,600,000 6% Equity Units issued by the Company on September 13, 2002.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

                  "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or
Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Company or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by the Company or any ERISA Affiliate of any notice that Withdrawal Liability is being imposed or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; and (h) the occurrence of a "prohibited transaction" with respect to which the Company or any of its Subsidiaries is a "disqualified person" (within the meaning of Section 4975) of the Code, or with respect to which the Company or any such Subsidiary could otherwise be liable.

                  "Eurocurrency Borrowing" shall mean a Borrowing comprised of Eurocurrency Loans.

                  "Eurocurrency Competitive Loan" shall mean any Competitive Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

                  "Eurocurrency Loan" shall mean any Eurocurrency Competitive Loan or Eurocurrency Standby Loan.

                  "Eurocurrency Standby Loan" shall mean any Standby Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

                  "Event of Default" shall have the meaning assigned to such term in Article VI.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Existing Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of February 9, 1998, among the Hartford Life, certain lenders and Citibank, N.A., as swing line bank and administrative agent.

                  "Facility Fee" shall have the meaning assigned to such term in
Section 2.06(a).

                  "Fair Value", when used with respect to property, shall mean the fair value as determined in good faith by the Board of Directors of the Company.

                  "Fees"  shall  mean the  Facility  Fee and the  Administrative
Fees.

                  "Financial  Officer" of any  corporation  shall mean the chief
financial  officer,  principal  accounting  officer,  treasurer,   associate  or
assistant treasurer or director of treasury services of such corporation.

                  "Fixed Rate Borrowing" shall mean a Borrowing comprised of Fixed Rate Loans.


                  "Fixed Rate Loan" shall mean any Competitive Loan bearing interest at a fixed percentage rate per annum (the "Fixed Rate") (expressed in the form of a decimal to no more than four decimal places) specified by the Lender making such Loan in its Competitive Bid.

                  "GAAP" shall mean generally accepted accounting principles in the United States, applied on a consistent basis.

                  "Governmental  Authority" shall mean any Federal, state, local
or  foreign  court  or  governmental  agency,   authority,   instrumentality  or
regulatory body.

                  "Hartford Life Statutory Surplus and Asset Valuation Reserve" shall mean, with respect to Hartford Life and its insurance subsidiaries at any time, the sum of the respective amounts set forth on lines 24.1 and 38 of the Liabilities, Surplus and Other Funds Statement in the Annual Statement or the Quarterly Statement of each of Hartford Life and its insurance subsidiaries (which amount shall be computed in a manner consistent with that used in preparing the financial statements as of and for the fiscal year ended December 31, 2001, referred to in Section 3.05).

                  "Increase Effective Date" shall have the meaning assigned to such term in Section 2.21(b).

                  "Increasing Lender" shall have the meaning assigned to such term in Section 2.21(a).

                  "Incremental Facility Amount" shall mean, at any time, an amount equal to $125,000,000 minus the aggregate amount, if any, by which the Total Commitment shall have been increased prior to such time pursuant to
Section 2.21.

                  "Indebtedness" of any person shall mean all indebtedness representing money borrowed, all obligations of such person evidenced by notes, bonds, debentures or other similar instruments, or the deferred purchase price of property (other than trade accounts payable) or any capitalized lease obligation, which in any case is created, assumed, incurred or guaranteed in any manner by such corporation or for which such corporation is responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds to or invest in, others or otherwise).

                  "Information"  shall have the meaning assigned to such term in
Section 8.16.

                  "Initial Loans" shall have the meaning assigned to such term in Section 2.21(b).

                  "Insurance Subsidiaries" shall mean those Subsidiaries set forth on Schedule 1.01 hereto and any future Subsidiaries principally engaged in one or more of the property, casualty and life insurance businesses.

                  "Interest Payment Date" shall mean (a) with respect to any Loan, the last day of each Interest Period applicable thereto and (b) with respect to a Eurocurrency Loan with an Interest Period of more than three months' duration or a Fixed Rate Loan with an Interest Period of more than 90 days' duration, each day that would have been an Interest Payment Date for such Loan had successive Interest Periods of three months' duration or 90 days' duration, as the case may be, been applicable to such Loan and, in addition, the date of any prepayment of each Loan or conversion of such Loan to a Loan of a different Type.

                  "Interest Period" shall mean (a) as to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect; (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earliest of (i) the next succeeding March 31, June 30, September 30 or December 31, (ii) the Maturity
Date, and (iii) the date such Borrowing is converted to a Borrowing of a different Type in accordance with Section 2.05 or repaid or prepaid in accordance with Section 2.07 or Section 2.12; and (c) as to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the date specified in the Competitive Bids in which the offers to make the Fixed Rate Loans comprising such Borrowing were extended, which shall not be earlier than seven days after the date of such Borrowing or later than 360 days after the date of such Borrowing; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of Eurocurrency Loans only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                  "Judgment Currency" shall have the meaning assigned to such term in Section 8.15(b).

                  "Lender Affiliate" means, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "LIBO Rate" shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which Dollar deposits approximately equal in principal amount to (i) in the case of a Standby Borrowing that is a Eurocurrency Borrowing, the Administrative Agent's portion of such Eurocurrency Borrowing and (ii) in the case of a Competitive Borrowing, a principal amount that would have been the Administrative Agent's portion of such Competitive Borrowing had such Competitive Borrowing been a Standby Borrowing, and for a maturity comparable to such Interest Period, are offered to the principal London offices of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" shall mean, with respect to any property or asset, any mortgage, deed of trust, lien, pledge, security interest, charge or other encumbrance on, of or in such property or asset.

                  "Loan" shall mean a Competitive Loan or a Standby Loan, whether made as a Eurocurrency Loan, an ABR Loan or a Fixed Rate Loan, as permitted hereby.

                  "Loan Documents" shall mean this Agreement and any promissory notes issued pursuant to Section 8.04(i).

                  "Margin" shall mean, as to any Eurocurrency Competitive Loan, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) to be added to or subtracted from the LIBO Rate in order to determine the interest rate applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

                  "Margin  Regulations" shall mean Regulations T, U and X of the
Board  as  from  time  to  time  in  effect,   and  all  official   rulings  and
interpretations thereunder or thereof.

                  "Margin Stock" shall have the meaning given such term under Regulation U of the Board.

                  "Material Adverse Effect" shall mean a materially adverse effect on the business, assets, operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

                  "Maturity Date" shall mean December 31, 2005.

                  "Moody's" shall mean Moody's Investors Service, Inc. or any of its successors.

                  "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "NAIC" shall mean the National Association of Insurance Commissioners or any association or Governmental Authority succeeding to any or all of the functions of the National Association of Insurance Commissioners.

                  "Non-Increasing Lender" shall have the meaning assigned to such term in Section 2.21(a).

                  "Notice of Competitive Bid Request" shall mean a notification made pursuant to Section 2.03(a) in the form of Exhibit A-2.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

                  "person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

                  "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code or Section 307 of ERISA, and in respect of which either Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Preferred Stock" shall mean any capital stock entitled by its terms to a preference (a) as to dividends or (b) upon a distribution of assets.

                  "Pro Rata Percentage" of any Lender at any time shall mean the percentage of the Total Commitment represented by such Lender's Commitment. If the Commitments have terminated or expired, the Pro Rata Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

                  "Quarterly Statement" shall mean, with respect to any Restricted Subsidiary, the Quarterly Statement of such Restricted Subsidiary required to be filed with the Applicable Insurance Regulatory Authority in accordance with state law, including any exhibits, schedules, certificates or actuarial opinions filed or delivered therewith.

                  "Rating Agencies" shall mean Moody's and S&P.

                  "Ratings" of either  Borrower shall mean the ratings from time
to  time   established   by  the  Rating   Agencies   for   senior,   unsecured,
non-credit-enhanced long-term debt of such Borrower.

                  "Register" shall have the meaning given such term in Section 8.04(d).

                  "Reportable Event" shall mean any reportable event as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414).

                  "Required Lenders" shall mean, at any time, Lenders having Commitments representing more than 50% of the Total Commitment or, for purposes of acceleration pursuant to clause (ii) of Article VI or following the termination of the Commitments, Lenders holding Loans representing more than 50% of the aggregate principal amount of the Loans outstanding.

                  "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

                  "Restricted Subsidiary" means (a) Hartford Life and (b) any other Subsidiary which is incorporated in any state of the United States or in the District of Columbia and which is a regulated insurance company principally engaged in one or more of the property, casualty and life insurance businesses and which has total assets representing 10% or more of the total assets of the Company and its consolidated Subsidiaries (including such Subsidiary), in each case as set forth on the most recent fiscal year-end balance sheets of such Subsidiary and the Company and its consolidated Subsidiaries, respectively, and computed in accordance with GAAP. Such Subsidiary must be designated a Restricted Subsidiary in a notice delivered by the Company and certified by a Responsible Officer to the Administrative Agent for distribution to the Lenders. In the event that the aggregate total assets of the Restricted Subsidiaries represent less than 80% of the total assets of the Company and its consolidated Subsidiaries, the Board of Directors of the Company, as evidenced by a resolution of such Board of Directors, shall promptly designate an additional Subsidiary or Subsidiaries as Restricted Subsidiaries in order that, after such designations, the aggregate total assets of the Restricted Subsidiaries represent at least 80% of the total assets of the Company and its consolidated Subsidiaries; provided that all Subsidiaries with total assets of 10% or more of the total assets of the Company and its consolidated Subsidiaries have previously been designated as Restricted Subsidiaries.

                  "Risk-Based Capital" shall mean, with respect to the Insurance Subsidiaries at any time, the Company Action Level Risk-Based Capital (as defined by the NAIC at such time and as computed in accordance with SAP) of the Insurance Subsidiaries (determined and consolidated in accordance with SAP) at such time.

                  "S&P" shall mean Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any of its successors.

                  "SAP" shall mean, with respect to any Insurance Subsidiary, the accounting principles and procedures prescribed or permitted by the Applicable Insurance Regulatory Authority applied on a basis consistent with those that are indicated in Section 1.02.

                  "SEC" shall mean the Securities and Exchange Commission or any of its successors.

                  "Special Preferred Securities" shall mean preferred securities that are mandatorily redeemable, or redeemable at the option of the holder, not sooner than ten years after issuance and issued by the Company and/or one or more Subsidiaries of the Company.

                  "Standby Borrowing" shall mean a Borrowing consisting of simultaneous Standby Loans from each of the Lenders.

                  "Standby Borrowing Request" shall mean a request made pursuant to Section 2.04 in the form of Exhibit A-5.

                  "Standby Credit Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Standby Loans of such Lender.

                  "Standby Loans" shall mean the revolving loans made pursuant to Section 2.04(a). Each Standby Loan shall be in Dollars and shall be a Eurocurrency Standby Loan or an ABR Loan.

                  "Statement of Actuarial Opinion" shall mean, with respect to the Restricted Subsidiaries, the Statement of Actuarial Opinion required to be filed with the Applicable Insurance Regulatory Authority in accordance with state law or, if such Applicable Insurance Regulatory Authority shall no longer require such a statement, information equivalent to that required to be included in the Statement of Actuarial Opinion that was filed immediately prior to the time such statement was no longer required.

                  "subsidiary" shall mean, with respect to any person (the "parent"), any corporation, association or other business entity of which securities or other ownership interests representing more than 50% of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" shall mean a subsidiary of the Company.

                  "Subsequent Borrowings" shall have the meaning assigned to such term in Section 2.21(b).

                  "Total Adjusted Capital" shall mean, with respect to the Insurance Subsidiaries at any time, the Total Adjusted Capital (as defined by the NAIC at such time and as determined and consolidated in accordance with SAP) of the Insurance Subsidiaries (taken together) at such time.

                  "Total Commitment" shall mean, at any time, the aggregate amount of Commitments of all the Lenders, as in effect at such time.

                  "Total Equity Unit Amount" shall mean 100% of the aggregate principal amount of the notes included in any outstanding Equity Units.

                  "Transactions" shall have the meaning assigned to such term in
Section 3.02.

                  "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include the LIBO Rate, the Alternate Base Rate and the Fixed Rate.

                  "Voting Shares" shall mean, as to shares of a particular corporation, outstanding shares of stock of any class of such corporation entitled to vote in the election of directors, excluding shares entitled so to vote only upon the happening of some contingency.

                  "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title VI of ERISA.

                  SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP or, to the extent such terms apply to an Insurance Subsidiary, SAP, in each case as in effect from time to time; provided, however, that for purposes of determining compliance with any covenant set forth in Article V, such terms shall be construed in accordance with GAAP or SAP, as applicable, as in effect on the date hereof applied on a basis consistent with the application used in preparing the Company's audited financial statements referred to in Section 3.05.


                                   ARTICLE II

                                   THE CREDITS

                  SECTION 2.01. Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Standby Loans to the Borrowers, at any time and from time to time on and after the Effective Date and until the earlier of the Maturity Date and the termination of the Commitment of such Lender.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, in no event may Standby Loans be borrowed under this Article II if, after giving effect thereto (and to any concurrent repayment or prepayment of Loans), (i) the sum of the aggregate Standby Credit Exposures and the aggregate Competitive Loan Exposures would exceed the Total Commitment then in effect;
(ii) the Standby Credit Exposure of any Lender would exceed such Lender's Commitment; or (iii) the portion of the aggregate Standby Credit Exposures and the aggregate Competitive Loan Exposures attributable to borrowings by Hartford Life would exceed $250,000,000.

                  Within the foregoing limits, the Borrowers may borrow, pay or prepay and reborrow Standby Loans hereunder, on and after the Effective Date and prior to the Maturity Date, subject to the terms, conditions and limitations set forth herein.

                  SECTION 2.02. Loans. (a) Each Standby Loan shall be made as part of a Borrowing consisting of Standby Loans made by the Lenders ratably in accordance with their respective Available Commitments; provided, however, that the failure of any Lender to make any Standby Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03. The Loans comprising any Borrowing shall be (i) in the case of Competitive Loans, in an aggregate principal amount which is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) in the case of Standby Loans, in an aggregate principal amount which is an integral multiple of $5,000,000 and not less than $20,000,000 (or an aggregate principal amount equal to the remaining balance of the Available Commitments). All Standby Loans and Competitive Loans made pursuant to this Article II shall be denominated in Dollars.

                  (b) Each Competitive Borrowing shall be comprised entirely of Eurocurrency Competitive Loans or Fixed Rate Loans, and each Standby Borrowing shall be comprised entirely of Eurocurrency Standby Loans or ABR Loans, as the Borrower may request pursuant to Section 2.03 or 2.04, as applicable. Each Lender may at its option make any Eurocurrency Loan by causing any domestic or foreign branch, agency or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

                  (c) Subject to Section 2.05, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time, and the Administrative Agent shall by 2:00 p.m., New York City time, credit the amounts so received to the account or accounts specified from time to time in one or more notices delivered by the Company to the Administrative Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Competitive Loans shall be made by the Lender or Lenders whose Competitive Bids therefor are accepted pursuant to Section 2.03 in the amounts so accepted. Standby Loans shall be made by the Lenders pro rata in accordance with Section 2.16. Unless the Administrative Agent shall have received notice from a Lender prior to the date (or, in the case of ABR Borrowings, on the date) of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with this paragraph (c) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight funds. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

                  (d) Each Competitive Loan shall be a Eurocurrency Competitive Loan or a Fixed Rate Loan. Each Standby Loan shall be a Eurocurrency Standby Loan or an ABR Standby Loan.

                  SECTION 2.03. Competitive Bid Procedure. (a) Subject to the terms and conditions set forth herein, from time to time on or after the Effective Date and until the earlier of the Maturity Date and the termination of the Commitments, each Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the total Standby Credit Exposures plus the aggregate amount of the Competitive Loan Exposures at any time shall not exceed the Total Commitment and the portion of the aggregate Standby Credit Exposures and the aggregate Competitive Loan Exposures attributable to borrowings by Hartford Life shall not exceed $250,000,000. In order to request Competitive Bids, a Borrower (the "Applicable Borrower") shall hand deliver or telecopy to the Administrative Agent a duly completed Competitive Bid

Request in the form of Exhibit A-1 hereto, to be received by the Administrative Agent (i) in the case of a Eurocurrency Competitive Loan, not later than 10:00 a.m., New York City time, four Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before a proposed Competitive Borrowing. No ABR Loan shall be requested in, or made pursuant to, a Competitive Bid Request. A Competitive Bid Request that does not conform substantially to the format of Exhibit A-1 may be rejected in the Administrative Agent's sole discretion, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy. Each Competitive Bid Request shall refer to this Agreement and specify (x) whether the Borrowing then being requested is to be a Eurocurrency Borrowing or a Fixed Rate Borrowing; (y) the date of such Borrowing (which shall be a Business Day) and the aggregate principal amount thereof which shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000; and (z) the Interest Period with respect thereto (which may not end after the Maturity Date). Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, the Administrative Agent shall telecopy to the Lenders a Notice of Competitive Bid Request inviting the Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Loans.

                  (b) Each Lender invited to bid may, in its sole discretion, make one or more Competitive Bids to the Applicable Borrower responsive to such Borrower's Competitive Bid Request. Each Competitive Bid by a Lender must be received by the Administrative Agent by telecopy, in the form of Exhibit A-3 hereto, (i) in the case of a Eurocurrency Competitive Loan, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing. A Lender may submit multiple bids to the Administrative Agent. Competitive Bids that do not conform substantially to the format of Exhibit A-3 may be rejected by the Administrative Agent, and the Administrative Agent shall notify the Lender making such nonconforming bid of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and specify (x) the principal amount (which shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested) of the Competitive Loan or Loans that the Lender is willing to make; (y) the Competitive Bid Rate or Rates at which the Lender is prepared to make the Competitive Loan or Loans; and (z) the Interest Period and the last day thereof. If any Lender invited to bid shall elect not to make a Competitive Bid, such Lender shall so notify the Administrative Agent by telecopy (I) in the case of Eurocurrency Competitive Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing and (II) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing; provided, however, that failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Loan as part of such Competitive Borrowing. A Competitive Bid submitted by a Lender pursuant to this paragraph (b) shall be irrevocable.

                  (c) The Administrative Agent shall as promptly as practicable notify the Borrower, by telecopy, of all the Competitive Bids made, the Competitive Bid Rate and the principal amount of each Competitive Loan in respect of which a Competitive Bid was made and the identity of the Lender that made each bid. The Administrative Agent shall send a copy of all Competitive Bids to the Borrower for its records as soon as practicable after completion of the bidding process set forth in this Section 2.03.

                  (d) The Borrower may in its sole and absolute discretion, subject only to the provisions of this paragraph (d), accept or reject any Competitive Bid referred to in paragraph (c) above. The Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject any of or all the bids referred to in paragraph (c) above not more than one hour after it shall have been notified of such bids by the Administrative Agent pursuant to such paragraph (c); provided, however, that (i) the failure of the Borrower to give such notice shall be deemed to be a rejection of all the bids referred to in paragraph (c) above; (ii) the Borrower shall not accept a bid made at a particular Competitive Bid Rate if it has decided to reject a bid made at a lower Competitive Bid Rate; (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the principal amount specified in the Competitive Bid Request; (iv) if the Borrower shall accept a bid or bids made at a particular Competitive Bid Rate but the amount of such bid or bids shall cause the total amount of bids to be accepted to exceed the amount specified in the Competitive Bid Request, then the Borrower shall accept a portion of such bid or bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such bid at such Competitive Bid Rate; and
(v) except pursuant to clause (iv) above, no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further, however, that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of the Borrower. A notice given pursuant to this paragraph (d) shall be irrevocable.

                  (e) The Administrative Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate) by telecopy, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

                  (f) No Competitive Borrowing shall be requested or made hereunder if after giving effect thereto any of the conditions set forth in paragraph (b) of Section 2.01 would not be met.

                  (g) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to the Applicable Borrower one quarter of an hour earlier than the latest time at which the other Lenders are required to submit their bids to the Administrative Agent pursuant to paragraph (b) above.

                  (h) All notices required by this Section 2.03 shall be given in accordance with Section 8.01.

                  SECTION 2.04. Standby Borrowing Procedure. In order to request a Standby Borrowing, a Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Standby Borrowing Request in the form of Exhibit A-5 (a) in the case of a Eurocurrency Standby Loan, not later than 10:30 a.m., New York City time (or, if the Standby Borrowing request is delivered or telecopied to the Administrative Agent in London, 9:30 a.m., London time), three Business Days before such Borrowing and (b) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the day of such Borrowing. No Fixed Rate Loan shall be requested or made pursuant to a Standby Borrowing Request. Such notice shall be irrevocable and shall in each case specify (i) whether the Borrowing then being requested is to be a Eurocurrency Standby Loan or an ABR Borrowing; (ii) the date of such Standby Borrowing (which shall be a Business Day) and the amount thereof; and (iii) if such Borrowing is to be a Eurocurrency Standby Loan, the Interest Period with respect thereto, which shall not end after the Maturity Date. If no election as to the Type of Standby Borrowing is specified in any such notice, then the requested Standby Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurocurrency Standby Loan is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Notwithstanding any other provision of this Agreement to the contrary, no Standby Borrowing shall be requested if the Interest Period with respect thereto would end after the

Maturity Date. The Administrative Agent shall promptly advise each of the Lenders of any notice given pursuant to this Section 2.04 and of each Lender's portion of the requested Borrowing.

                  SECTION 2.05. Conversion and Continuation of Standby Loans. Each Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (i) not later than 10:30 a.m., New York City time, on the day of the conversion, to convert all or any part of any Eurocurrency Standby Loan into an ABR Standby Loan and (ii) not later than 10:30 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Standby Loan into a Eurocurrency Standby Loan or to continue any Eurocurrency Standby Loan as a Eurocurrency Standby Loan for an additional Interest Period, subject in each case to the following:

                  (a) if less than all the outstanding principal amount of any Standby Borrowing shall be converted or continued, the aggregate principal amount of the Standby Borrowing converted or continued shall be an integral multiple of $5,000,000 and not less than $20,000,000;

                  (b) accrued interest on a Standby Borrowing (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

                  (c) if any Eurocurrency Standby Loan is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.15;

                  (d) any portion of a Standby Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurocurrency Standby Loan;

                  (e) any portion of a Eurocurrency Standby Loan which cannot be continued as a Eurocurrency Standby Loan by reason of clause (d) above shall be automatically converted at the end of the Interest Period in effect for such Eurocurrency Standby Loan into an ABR Borrowing;

                  (f) no Interest Period may be selected for any Eurocurrency Standby Borrowing that would end later than the Maturity Date; and

                  (g) at any time when there shall have occurred and be continuing any Default or Event of Default, no Borrowing may be converted into or continued as a Eurocurrency Standby Loan.

                  Each notice pursuant to this Section 2.05 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Standby Borrowing to be converted or continued; (ii) whether such Standby Borrowing is to be converted to or continued as a Eurocurrency Standby Loan or an ABR Standby Loan; (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day); and (iv) if such Standby Borrowing is to be converted to or continued as a Eurocurrency Standby Loan, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurocurrency Standby Loan, the Borrower shall be deemed to have selected an Interest Period of one month's duration. If no notice shall have been given in accordance with this Section 2.05 to convert or continue any Standby Borrowing, such Standby Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Standby Loan.

                  SECTION  2.06.  Fees.  (a) The  Company  agrees  to pay to the
Administrative Agent for the account of each Lender a facility fee (the "Facility Fee"), which shall accrue at the Applicable Percentage from time to time in effect on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the date hereof to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Standby Credit Exposure after its Commitment terminates, then such Facility Fee shall continue to accrue on the daily amount of such Lender's Standby Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Standby Credit Exposure. Accrued Facility Fees shall be payable in arrears on the last day of March, June, September and December of each year, commencing on the first such date to occur after the date hereof, and on the date on which the Commitments shall have terminated and the Lenders shall have no further Standby Credit Exposures. All Facility Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (b) The Company agrees to pay each Agent, for its own account, the administrative and other fees separately agreed to by the Company and such Agent (the "Administrative Fees").

                  (c) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Administrative Fees shall be paid pursuant to paragraph (b) above. Once paid, none of the Fees shall be refundable under any circumstances.

                  SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby agrees that the outstanding principal balance of each Standby Loan shall be payable on the Maturity Date and that the outstanding principal balance of each Competitive Loan shall be payable on the last day of the Interest Period applicable thereto. Each Loan shall bear interest on the outstanding principal balance thereof as set forth in Section 2.08.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (c) The Administrative Agent shall (i) maintain accounts in which it will record (A) the amount of each Loan made hereunder, the Borrower of each Loan, the Type of each Loan made and the Interest Period applicable thereto; (B) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder; and (C) the amount of any sum received by the Administrative Agent hereunder from each Borrower and each Lender's share thereof and (ii) provide a summary to the Company in writing on a quarterly basis.

                  (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) of this Section 2.07 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrowers to repay the Loans in accordance with their terms.

                  SECTION 2.08. Interest on Loans. (a) Subject to the provisions of Section 2.09, the Loans comprising each Eurocurrency Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurocurrency Standby Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage from time to time in effect and (ii) in the case of each Eurocurrency Competitive Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus the Margin offered by the Lender making such Loan and accepted by the Borrower pursuant to Section 2.03.

                  (b) Subject to the provisions of Section 2.09, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, for periods during which the Alternate Base Rate is determined by reference to the Prime Rate and 360 days for other periods) at a rate per annum equal to the Alternate Base Rate.

                  (c) Subject to the provisions of Section 2.09, each Fixed Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the fixed rate of interest offered by the Lender making such Loan and accepted by the Borrower pursuant to Section 2.03.

                  (d) Interest on each Loan shall be payable on each Interest Payment Date applicable to such Loan except as otherwise provided in this Agreement. The applicable LIBO Rate or Alternate Base Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.09. Default Interest. If a Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, whether by scheduled maturity, notice of prepayment, acceleration or otherwise, such Borrower shall on demand from time to time from the Administrative Agent pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed as provided in Section 2.08(b)) equal to the Alternate Base Rate plus 2%.

                  SECTION 2.10. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing, the Administrative Agent shall have commercially reasonably determined (i) that deposits in the principal amounts of the Eurocurrency Loans comprising such Borrowing are not generally available in the London market or (ii) that reasonable means do not exist for ascertaining the LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give telecopy notice of such determination to the Company and applicable Borrower and the Lenders. In the event of any such determination under clauses (i) or (ii) above, until the Administrative Agent shall have advised the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any request by a Borrower for a Eurocurrency Competitive Loan pursuant to Section 2.03 shall be of no force and effect and shall be denied by the Administrative Agent and (y) any request by a Borrower for a Eurocurrency Standby Loan pursuant to Section 2.04(a) shall be deemed to be a request for an ABR Borrowing. In the event the Required Lenders notify the Administrative Agent that the rates at which Dollar deposits are being offered will not adequately and fairly reflect the cost to such Lenders of making or maintaining Eurocurrency Loans in Dollars during such Interest Period, the Administrative Agent shall notify the applicable Borrower of such notice and until the Required Lenders shall have advised the Administrative Agent that the circumstances giving rise to such notice no longer exist, any request by such Borrower for a Eurocurrency Standby Loan shall be deemed a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be made in good faith and shall be conclusive absent manifest error.

                  SECTION 2.11. Termination and Reduction of Commitments. (a) The Commitments shall be automatically terminated on the Maturity Date; provided, however, that if the Effective Date does not occur on or before January 6, 2003, the Commitments shall terminate on such date.

                  (b) Upon at least three Business Days' prior irrevocable telecopy notice to the Administrative Agent, the Company may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Commitment; provided, however, that each partial reduction of the Total Commitment shall be in an integral multiple of $10,000,000 and in a minimum principal amount of $50,000,000.

                  (c) Each reduction in the Total Commitment hereunder shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrowers shall pay to the Administrative Agent for the account of the Lenders, on the date of each reduction or termination of the Total Commitment, the Facility Fees on the amount of the Commitments terminated accrued through the date of such termination or reduction.

                  SECTION 2.12. Prepayment. (a) Each Borrower shall have the right at any time and from time to time to prepay any Standby Borrowing, in whole or in part, upon giving telecopy notice (or telephone notice promptly confirmed by telecopy) to the Administrative Agent: (i) before 10:00 a.m., New York City time, three Business Days prior to prepayment, in the case of Eurocurrency Standby Loans and (ii) before 10:00 a.m., New York City time, one Business Day prior to prepayment, in the case of ABR Standby Loans; provided, however, that each partial prepayment shall be in an amount which is, in the case of any Standby Borrowing, an integral multiple of $10,000,000 and not less than $50,000,000. No prepayment may be made in respect of any Competitive Borrowing.

                  (b) On the date of any termination or reduction of the Commitments pursuant to Section 2.11, the Borrowers shall pay or prepay so much of the Standby Borrowings as shall be necessary in order that the sum of the Competitive Loan Exposures and Standby Credit Exposures will not exceed the Total Commitment, after giving effect to such termination or reduction.

                  (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the applicable Borrower to prepay such Borrowing (or portion thereof) by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to
Section 2.15 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

                  SECTION 2.13. Reserve  Requirements;  Change in Circumstances.
(a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall result in the imposition, modification or applicability of any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender, or shall result in the imposition on (i) any Lender or the London interbank market of any other condition affecting this Agreement; (ii) such Lender's Commitment; or (iii) any Eurocurrency Loan or Fixed Rate Loan made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan or Fixed Rate Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount reasonably deemed by such Lender to be material, then such additional amount or amounts as will compensate such Lender for such additional costs or reduction will be paid by the Borrowers to such Lender upon demand. Notwithstanding the foregoing, no Lender shall be entitled to request compensation under this paragraph with respect to any Competitive Loan if the change giving rise to such request was applicable to such Lender at the time of submission of the Competitive Bid pursuant to which such Competitive Loan was made.

                  (b) If any Lender shall have determined that the adoption of any law, rule, regulation or guideline arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on (i) such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement; (ii) such Lender's Commitment; or (iii) the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time such additional amount or amounts as will compensate such Lender for such reduction will be paid by the Borrowers to such Lender.

                  (c) A certificate of any Lender setting forth such amount or amounts as shall be necessary to compensate such Lender or its holding company, as applicable, as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Company and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

                  (d) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period; provided, however, that no Lender shall be entitled to compensation under this Section 2.13 for any costs incurred or reductions suffered with respect to any date unless it shall have notified the Company that it will demand compensation for such costs or reductions under paragraph (c) above not more than 90 days after the later of (i) such date and (ii) the date on which it shall have become aware of such costs or reductions. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                  SECTION 2.14. Change in Legality. (a) Notwithstanding any other provision herein, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurocurrency Loan or to give effect to its obligations as contemplated hereby with respect to any Eurocurrency Loan, then, by written notice to the Company and to the Administrative Agent, such Lender may:

                  (i) declare that Eurocurrency Loans will not thereafter be made by such Lender hereunder, whereupon such Lender shall not submit a Competitive Bid in response to a request for a Eurocurrency Competitive Loan, any request for a Eurocurrency Standby Loan shall, as to such Lender only, be deemed a request for an ABR Loan, unless such declaration shall be subsequently withdrawn and

                  (ii) require that all outstanding Eurocurrency Loans in Dollars made by it be converted to ABR Loans, in which event all such Eurocurrency Loans in Dollars shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph
         (b) below.

In the event any Lender shall exercise its rights under subparagraph (i) or (ii) above with respect to Eurocurrency Loans in Dollars, all payments and prepayments of principal which would otherwise have been applied to repay the Eurocurrency Loans that would have been made by such Lender or the converted Eurocurrency Loans, of such Lender shall instead be applied to repay the

ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurocurrency Loans.

                  (b) For purposes of this Section 2.14, a notice by any Lender shall be effective as to each Eurocurrency Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurocurrency Loan; in all other cases such notice shall be effective on the date of receipt.

                  SECTION 2.15. Indemnity. The Borrowers shall indemnify each Lender against any out-of-pocket loss or expense which such Lender sustains or incurs as a consequence of (a) any failure to borrow or to refinance, convert or continue any Loan hereunder after irrevocable notice of such borrowing, refinancing, conversion or continuation has been given pursuant to Section 2.03,
2.04 or 2.05; (b) any payment, prepayment or conversion, or assignment required under Section 2.20, of a Eurocurrency Loan required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period, if any, applicable thereto; (c) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise); or (d) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurocurrency Loan. Such loss or reasonable expense shall include an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid, prepaid, refinanced or not borrowed (assumed to be the LIBO Rate applicable thereto) for the period from the date of such payment, prepayment, refinancing or failure to borrow or refinance to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow or refinance the Interest Period for such Loan which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid or not borrowed or refinanced for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section shall be delivered to such Borrower and shall be conclusive absent manifest error.

                  SECTION 2.16.  Pro Rata  Treatment.  Except as required  under
Sections 2.14 and 2.20, each payment or prepayment of principal of any Standby Borrowing, each payment of interest on the Standby Loans, each payment of the Facility Fees, each reduction of the Commitments and each refinancing or conversion of any Standby Borrowing with a Standby Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Standby Loans). Each payment of principal of any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective principal amounts of their outstanding Competitive Loans comprising such Borrowing. Each payment of interest on any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Competitive Loans comprising such Borrowing. For purposes of determining the Available Commitments of the Lenders at any time, each outstanding Competitive Borrowing shall be deemed to have utilized the Commitments of the Lenders (including those Lenders which shall not have made Loans as part of such Competitive Borrowing) pro rata in accordance with such respective Commitments. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole Dollar amount.

                  SECTION 2.17. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Standby Loan or Loans as a result of which the unpaid principal portion of its Standby Loans shall be proportionately less than the unpaid principal portion of the Standby Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Standby Loans of such other Lender, so that the aggregate unpaid principal amount of the Standby Loans and participations in the Standby Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Standby Loans then outstanding as the principal amount of its Standby Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Standby Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.17 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. Any Lender holding a participation in a Standby Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing to such Lender by reason thereof as fully as if such Lender had made a Standby Loan in the amount of such participation.

                  SECTION 2.18. Payments. (a) The Borrowers shall make each payment (including principal of or interest on any Borrowing and any Fees or other amounts) hereunder from an account in the United States not later than 12:00 noon, local time at the place of payment, on the date when due, without setoff or counterclaim, in immediately available funds to the Administrative Agent at its offices at 270 Park Avenue, New York, New York. Each such payment shall be made in Dollars.

                  (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

                  SECTION 2.19. Taxes. (a) Any and all payments to the Lenders hereunder shall be made, in accordance with Section 2.18, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) income taxes imposed on the income of the Administrative Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and (ii) franchise taxes imposed on the income, assets or net worth of the Administrative Agent, or any Lender (or Transferee), in each case by the jurisdiction under the laws of which the Administrative Agent or such Lender (or Transferee) is organized or doing business (other than as a result of entering into this Agreement, performing any obligations hereunder, receiving any payments hereunder or enforcing any rights hereunder), or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, "Taxes"). If either Borrower shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Lender (or any Transferee) or the Administrative Agent, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.19) such Lender (or Transferee) or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made; (ii) such Borrower shall make such deductions; and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrowers shall pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes").

                  (c) The Borrowers shall indemnify each Lender (or Transferee), and the Administrative Agent for the full amount of Taxes and Other Taxes paid by such Lender (or Transferee) or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorneys' fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by a Lender (or Transferee) or the Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date any Lender (or Transferee) or the Administrative Agent, as the case may be, makes written demand therefor, which written demand shall be made within 60 days of the date such Lender (or Transferee) or the Administrative Agent receives written demand for payment of such Taxes or Other Taxes from the relevant Governmental Authority.

                  (d) If a Lender (or Transferee) or the Administrative Agent shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrowers, or with respect to which the Borrowers have paid additional amounts, pursuant to this Section 2.19, it shall promptly notify the Borrowers of the availability of such refund claim and shall, within 30 days after receipt of a request by the Borrowers, make a claim to such Governmental Authority for such refund at the Borrowers' expense. If a Lender (or Transferee) or the Administrative Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 2.19, it shall within 30 days from the date of such receipt pay over such refund to the Borrowers (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 2.19 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or Transferee) or the Administrative Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrowers, upon the request of such Lender (or Transferee) or the Administrative Agent, agree to repay the amount paid over to the Borrowers (plus penalties, interest or other charges) to such Lender (or Transferee) or the Administrative Agent in the event such Lender (or Transferee) or the Administrative Agent is required to repay such refund to such Governmental Authority.

                  (e) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrowers to the relevant Governmental Authority, the Borrowers will deliver to the Administrative Agent, at its address referred to in Section 8.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

                  (f) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.19 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

                  (g) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender") shall deliver to the Company and the Administrative Agent two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8BEN, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8BEN, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10 percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Company under this Agreement. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this
Section 2.19(g), a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 2.19(g) that such Non-U.S. Lender is not legally able to deliver.

                  (h) The Borrowers shall not be required to indemnify any Non-U.S. Lender, or to pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to paragraph (a) or
(c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of the Company; and provided further, however, that this clause (i) shall not apply to the extent the indemnity payment or additional amounts any Transferee, or Lender (or Transferee) through a New Lending Office, would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, or Lender (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation or
(ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of paragraph (g) above.

                  (i) Any Lender (or Transferee) claiming any indemnity payment or additional amounts payable pursuant to this Section 2.19 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Company or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the determination of such Lender (or Transferee), be otherwise disadvantageous to such Lender (or Transferee).

                  (j) Nothing contained in this Section 2.19 shall require any Lender (or Transferee) or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

                  SECTION 2.20. Duty to Mitigate; Assignment of Commitments Under Certain Circumstances. (a) Any Lender (or Transferee) claiming any additional amounts payable pursuant to Section 2.13 or Section 2.19 or exercising its rights under Section 2.14 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Company or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the determination of such Lender (or Transferee), be otherwise disadvantageous to such Lender (or Transferee).

                  (b) In the event that any Lender shall have delivered a notice or certificate pursuant to Section 2.13 or 2.14, or the Company shall be required to make additional payments to any Lender under Section 2.19, the Company shall have the right, at its own expense, upon notice to such Lender and the Administrative Agent, to require such Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 8.04) all interests, rights and obligations contained hereunder to another financial institution which shall assume such obligations; provided that
(i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee or the Company, as the case may be, shall pay to the affected Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder.

                  SECTION 2.21. Increase in Total Commitment. (a) The Company may from time to time, by written notice to the Administrative Agent (which shall deliver a copy thereof to each Lender), request that the Total Commitment be increased by an amount not to exceed the Incremental Facility Amount at such time. Such notice shall set forth the amount of the requested increase in the Total Commitment (which shall be an integral multiple of $10,000,000) and the date on which such increase is requested to become effective (which shall not be less than 10 Business Days or more than 60 days after the date of such notice), and shall offer to each Lender the opportunity to increase its Commitment by its Pro Rata Percentage of the proposed increased amount. Each Lender shall, by notice to the Company and the Administrative Agent given not more than 10 days after the date on which the Administrative Agent shall have delivered the Company's notice, either agree to increase its Commitment by all or a portion of the offered amount (each Lender so agreeing being an "Increasing Lender") or decline to increase its Commitment (and any Lender that does not deliver such notice within such period of 10 days shall be deemed to have declined to increase its Commitment) (each Lender so declining or being deemed to have declined being a "Non-Increasing Lender"). In the event that, on the 10th day after the Administrative Agent shall have delivered the Company's notice, the Lenders shall have agreed pursuant to the preceding sentence to increase their Commitments by an aggregate amount less than the increase in the Total Commitment requested by the Company, the Company may arrange for one or more banks or other financial institutions (any such bank or other financial institution referred to in this clause (a) being called an "Augmenting Lender"), which may include any Lender, to extend Commitments or increase their existing Commitments in an aggregate amount equal to the unsubscribed amount; provided that each Augmenting Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent and the Company and each Augmenting Lender shall execute all such documentation as the Administrative Agent shall specify to evidence its Commitment and/or its status as a Lender hereunder. Any increase in the Total Commitment may be made in an amount which is less than the increase requested by the Company if the Company is unable to arrange for, or chooses not to arrange for, Augmenting Lenders.

                  (b) On the effective date (the "Increase Effective Date") of any increase in the Total Commitment pursuant to this Section 2.21 (the "Commitment Increase"), (i) the aggregate principal amount of the Standby Loans outstanding (the "Initial Loans") immediately prior to giving effect to the Commitment Increase on the Increase Effective Date shall be deemed to be paid;
(ii) each Increasing Lender and each Augmenting Lender that shall have been a Lender prior to the Commitment Increase shall pay to the Administrative Agent in same day funds an amount equal to the difference between (A) the product of (1) such Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Borrowings (as hereinafter defined) and (B) the product of (1) such Lender's Pro Rata Percentage (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Loans; (iii) each Augmenting Lender that shall not have been a Lender prior to the Commitment Increase shall pay to the Administrative Agent in same day funds an amount equal to the product of (1) such Augmenting Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Borrowings; (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent shall pay to each Non-Increasing Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Non-Increasing Lender's Pro Rata Percentage (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Loans and (B) the product of (1) such Non-Increasing Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Borrowings; (v) after the effectiveness of the Commitment Increase, the Company shall be deemed to have made new Borrowings (the "Subsequent Borrowings") in an aggregate principal amount equal to the aggregate principal amount of the Initial Loans and of the Types and for the Interest Periods specified in a borrowing request delivered in accordance with Section 2.04; (vi) each Non-Increasing Lender, each Increasing Lender and each Augmenting Lender shall be deemed to hold its Pro Rata Percentage of each Subsequent Borrowing (each calculated after giving effect to the Commitment Increase); and (vii) the Company shall pay each Increasing Lender and each Non-Increasing Lender any and all accrued but unpaid interest on the Initial Loans. The deemed payments made pursuant to clause (i) above in respect of each Eurocurrency Loan shall be subject to indemnification by the Company pursuant to the provisions of Section
2.15 if the Increase Effective Date occurs other than on the last day of the Interest Period relating thereto.

                  (c) Notwithstanding the foregoing, no increase in the Total Commitment (or in the Commitment of any Lender) or addition of a new Lender shall become effective under this Section 2.21 unless, (i) on the Increase Effective Date, the conditions set forth in paragraphs (b) and (c) of Section
4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company; (ii) no reduction of the Total Commitment shall have occurred prior to the Increase Effective Date; and (iii) the Administrative Agent shall have received (with sufficient copies for each of the Lenders) documents consistent with those delivered on the Effective Date under clauses (a) and (b) of Section 4.02 as to the corporate power and authority of the Company to borrow hereunder after giving effect to such increase.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants to each of the Lenders that:

                  SECTION 3.01. Organization; Powers. Each Borrower and each of the Restricted Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted; (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect; and (d) in the case of each Borrower, has the corporate power and authority to execute, deliver and perform its obligations under the Loan Documents and to borrow hereunder and thereunder.

                  SECTION 3.02. Authorization. The execution, delivery and performance by the Borrowers of this Agreement and the promissory notes, if any, issued pursuant to Section 8.04(i) and the Borrowings hereunder (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate action and (b) will not (i) violate (A) any provision of any law, statute, rule or regulation (including the Margin Regulations) or of the certificate of incorporation or other constitutive documents or by-laws of the Borrowers; (B) any order of any Governmental Authority; or (C) any provision of any indenture, agreement or other instrument to which either Borrower is a party or by which it or any of its property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or
(iii) result in the creation or imposition of any lien upon any property or assets of either Borrower.

                  SECTION 3.03. Enforceability. This Agreement and each Loan Document to which a Borrower is a party constitutes a legal, valid and binding obligation of each such Borrower enforceable in accordance with its terms.

                  SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or other action by any Governmental Authority, other than those which have been taken, given or made, as the case may be, is or will be required with respect to either Borrower in connection with the Transactions.

                  SECTION 3.05. Financial Statements. (a) The Company has heretofore furnished to the Administrative Agent and the Lenders copies of its consolidated balance sheet and statements of income, cash flow and stockholders' equity as of and for the year ended December 31, 2001 and the nine months ended September 30, 2002. Such financial statements present fairly, in all material respects, the consolidated financial condition and the results of operations of the Company and the Subsidiaries as of such dates and for such periods in accordance with GAAP or SAP, as requested.

                  (b) As of the date hereof, there has been no material adverse change in the consolidated financial condition of the Company and the Subsidiaries taken as a whole from the financial condition reported in the financial statements referenced in paragraph (a) of this Section 3.05.

                  SECTION 3.06. Litigation; Compliance with Laws. (a) Subject to
Schedule 3.06, there are no actions, proceedings or investigations filed or (to the knowledge of the Borrowers) threatened against either Borrower or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal which question the validity or legality of this Agreement, the Transactions or any action taken or to be taken pursuant to this Agreement and no order or judgment has been issued or entered restraining or enjoining either Borrower or any Subsidiary from the execution, delivery or performance of this Agreement nor is there any other action, proceeding or investigation filed or (to the knowledge of either Borrower or any Subsidiary) threatened against either Borrower or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal which would be reasonably likely to result in a Material Adverse Effect or materially restrict the ability of either Borrower to comply with its obligations under the Loan Documents.

                  (b) Neither Borrower nor any Subsidiary is in violation of any law, rule or regulation (including any law, rule or regulation relating to the protection of the environment or to employee health or safety), or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would be reasonably likely to result in a Material Adverse Effect.

                  (c) No exchange control law or regulation materially restricts either Borrower from complying with its obligations in respect of any Loan or otherwise under this Agreement.

                  SECTION 3.07. Federal Reserve Regulations. (a) Neither Borrower nor any Subsidiary that will receive proceeds of the Loans hereunder is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to refund indebtedness originally incurred for such purpose, or for any other purpose which entails a violation of, or which is inconsistent with, the provisions of the Margin Regulations.

                  SECTION 3.08. Investment Company Act; Public Utility Holding Company Act. No Borrower is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 (the "1940 Act") or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. While certain subsidiaries of Hartford Life Insurance Company are "investment companies" as defined in the 1940 Act, the transactions contemplated by this Agreement will not violate or require any approval under such Act or any regulations promulgated pursuant thereto.

                  SECTION 3.09. Use of Proceeds. All proceeds of the Loans shall be used for the purposes referred to in the recitals to this Agreement.

                  SECTION 3.10. Full Disclosure; No Material Misstatements . No report, financial statement, other written information or other information transmitted orally during a formal presentation, furnished by or on behalf of either Borrower to the Administrative Agent or any Lender pursuant to this Agreement or in connection with the arrangement, syndication and closing of the credit facilities established hereby, contains or will contain any material misstatement of fact or omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading.

                  SECTION 3.11. Taxes. Each Borrower and each of the Restricted Subsidiaries have filed or caused to be filed all Federal, state and local tax returns which are required to be filed by them, and have paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by any of them, other than any taxes or assessments the validity of which is being contested in good faith by appropriate proceedings, and with respect to which appropriate accounting reserves have to the extent required by GAAP or SAP, as applicable, been set aside.

                  SECTION 3.12.  Employee  Pension  Benefit  Plans.  The present aggregate value of accumulated benefit obligations of all unfunded and underfunded pension plans of the Company and its Subsidiaries (based on those assumptions used for disclosure in corporate financial statements in accordance with GAAP or SAP, as applicable) did not, as of December 31, 2001, exceed by more than $397,000,000 the value of the assets of all such plans. In these cases the Company has recorded book reserves to meet the obligations.


                                   ARTICLE IV

                              CONDITIONS OF LENDING

                  The obligations of the Lenders to make Loans hereunder are subject to the satisfaction of the following conditions:

                  SECTION 4.01. All Borrowings. On the date of each Borrowing:

                  (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 or Section 2.04, as applicable.

                  (b) The representations and warranties set forth in Article III hereof (other than the representation and warranty set forth in Section 3.05(b)) shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) At the time of and immediately after such Borrowing no Event of Default or Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by each Borrower on the date of such Borrowing as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

                  SECTION 4.02. Effective Date. On the Effective Date:

                  (a) The Administrative Agent shall have received a favorable written opinion of Brian Becker, Esq., dated the Effective Date and addressed to the Lenders, to the effect set forth in Exhibit C hereto.

                  (b) The Administrative Agent shall have received (i) a copy of the certificate of incorporation, including all amendments thereto, of each Borrower, certified as of a recent date by the Secretary of State of such Borrower's state of incorporation, and a certificate as to the good standing of such Borrower as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or an Assistant Secretary of each Borrower dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Borrower as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of this Agreement and any other documents related to this Agreement and the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation referred to in clause (i) above has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to such clause (i), and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Borrower; and (iii) a certificate of another officer of such Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above.

                  (c) The Administrative Agent shall have received certificates, dated the Effective Date and signed by a Financial Officer of each Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01.

                  (d) All loans and other amounts outstanding or accrued for the accounts of the lenders under the Existing Credit Agreement (whether or not due at the time) shall have been paid in full and Hartford Life shall deliver to Citibank, N.A., in its capacity as administrative agent under the Existing Credit Agreement, a notice terminating the commitments thereunder.

                  (e) The Agents and Lenders shall have received all fees due and payable on or prior to the Effective Date required to be paid by the Borrowers in connection with this Agreement.


                                    ARTICLE V

                                    COVENANTS

                  A. Affirmative Covenants. Each Borrower covenants and agrees with each Lender and the Administrative Agent that so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other amounts payable hereunder shall be unpaid, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of the Subsidiaries to:

                  SECTION 5.01. Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as expressly permitted under Section 5.11; provided, however, that nothing in this Section shall prevent the abandonment or termination of the existence, rights or franchises of any Restricted Subsidiary or any rights or franchises of either Borrower if such abandonment or termination is in the best interests of the Borrowers and is not disadvantageous in any material respect to the Lenders.

                  SECTION 5.02. Business and Properties. In the case of the Borrowers and the Restricted Subsidiaries, comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority (including any of the foregoing relating to the protection of the environment or to employee health and safety), whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

                  SECTION 5.03. Financial Statements, Reports, etc. In the case of each Borrower, furnish to the Administrative Agent for distribution to each
Lender:

                  (a) within 120 days after the end of each fiscal year, its consolidated balance sheet and the related consolidated statements of income and cash flows showing its consolidated financial condition as of the close of such fiscal year and the consolidated results of its operations during such year, all audited by Deloitte & Touche LLP or other independent certified public accountants of recognized national standing selected by the Company and accompanied by an opinion of such accountants to the effect that such consolidated financial statements fairly present its financial condition and results of operations on a consolidated basis in accordance with GAAP or SAP, as applicable (it being agreed that the requirements of this paragraph may be satisfied by the delivery pursuant to paragraph (e) below of an annual report on Form 10-K containing the foregoing);

                  (b) within 90 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related consolidated statements of income and cash flows showing its consolidated financial condition as of the close of such fiscal quarter and the consolidated results of its operations during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting its financial condition and results of operations on a consolidated basis in accordance with GAAP or SAP, as applicable, subject to normal year-end audit adjustments (it being agreed that the requirements of this paragraph may be satisfied by the delivery pursuant to paragraph (e) below of a quarterly report on Form 10-Q containing the foregoing);

                  (c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

                  (d) as soon as available and in any event within 90 days after the end of each fiscal year, (i) the Statement of Actuarial Opinion of each of the Restricted Subsidiaries for such fiscal year and as filed with the Applicable Insurance Regulatory Authority and (ii) the Annual Statement of each of the Restricted Subsidiaries for such fiscal year and as filed with the Applicable Insurance Regulatory Authority, together with, in the case of the statements delivered pursuant to clause (ii) above, a certificate of a Financial Officer to the effect that such statements present fairly the statutory assets, liabilities, capital and surplus, results of operations and cash flows of such Insurance Subsidiary in accordance with SAP;

                  (e) promptly after the same become publicly available, copies of all reports on forms 10-K, 10-Q and 8-K filed by it with the SEC, or any Governmental Authority succeeding to any of or all the functions of the SEC, or, in the case of the Company, copies of all reports distributed to its shareholders, as the case may be;

                  (f) promptly, from time to time, such other information as any Lender shall reasonably request through the Administrative Agent; and

                  (g) concurrently with any delivery of financial statements under paragraph (a) or (b) above, calculations of the financial tests referred to in Sections 5.10, 5.14 and 5.16.

                  Information  required to be delivered pursuant to this Section
5.03 shall be deemed to have been (i) delivered to the Lenders on the date on which the Company provides written notice to the Administrative Agent that such information has been posted on the Company's website on the Internet at http://www.thehartford.com or is available on the website of the SEC at http://www.sec.gov (to the extent such information has been posted or is available as described in such notice), or (ii) distributed to each Lender on the date on which the Administrative Agent shall have posted such information on an IntraLinks or similar site to which the Lenders have been granted access; provided that the Company shall deliver paper copies of such information to any Lender that requests such delivery within 5 Business Days after such request. Information required to be delivered pursuant to this Section 5.03 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

                  SECTION 5.04. Insurance. In the case of the Borrowers and each Restricted Subsidiary, keep its insurable properties adequately insured at all times by financially sound and reputable insurers, and maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses (it being understood that the Borrowers and the Restricted Subsidiaries may self-insure to the extent customary with companies similarly situated and in the same or similar businesses).

                  SECTION 5.05. Obligations and Taxes. In the case of the Company and each Restricted Subsidiary, pay and discharge promptly when due all taxes, assessments and governmental charges imposed upon it or upon its income or profits or in respect of its property, as well as all other material liabilities, in each case before the same shall become delinquent or in default and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall, to the extent required by GAAP or SAP, as applicable, have been set aside.

                  SECTION  5.06.   Litigation  and  Other   Notices.   Give  the
Administrative Agent prompt written notice of the following:

                  (a) the filing or commencement of, or any written threat or written notice of intention of any person to file or commence, any action, suit or proceeding which could reasonably be expected to result in a Material Adverse Effect; provided that if such information is included in material delivered or deemed to have been delivered pursuant to Section 5.03 and specific reference to such information is made in a notice to the Administrative Agent at the time such material is delivered, notice shall be deemed to have been given on the date on which the Company delivers or is deemed to have delivered such material and provides such specific notice.

                  (b) any Event of Default or Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and

                  (c) any change in any of the Ratings of either Borrower.

                  SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Maintain financial records in accordance with GAAP or SAP, as applicable, and, upon reasonable notice, at all reasonable times, permit any authorized representative designated by the Administrative Agent to visit and inspect the properties of the Company and of any Restricted Subsidiary and to discuss the affairs, finances and condition of the Company and the Restricted Subsidiaries with a Financial Officer of the Company and such other officers as the Company shall deem appropriate.

                  SECTION 5.08. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and (b) furnish to the Administrative Agent and each Lender as soon as possible after, and in any event within 30 days after any Responsible Officer of either Borrower or any ERISA Affiliate knows that, any ERISA Event has occurred that, alone or together with any other ERISA Event known to have occurred, could reasonably be expected to result in liability of such Borrower in an aggregate amount exceeding $15,000,000 in any year, a statement of a Financial Officer of the Borrower setting forth details as to such ERISA Event and the action, if any, that such Borrower proposes to take with respect thereto.

                  SECTION 5.09. Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in the preamble to this Agreement.

                  SECTION 5.10. Risk-Based Capital Ratio. Maintain the ratio of Total Adjusted Capital to Risk-Based Capital (after covariance) at the end of each fiscal year of the Restricted Subsidiaries at a level equal to or greater than 1.25 to 1.00.

                  B. Negative Covenants. Each Borrower covenants and agrees with each Lender and the Administrative Agent that so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other amounts payable hereunder shall be unpaid, unless the Required Lenders shall otherwise consent in writing, it will not, and will not cause or permit any of the Subsidiaries to:

                  SECTION 5.11. Consolidations, Mergers, and Sales of Assets. In the case of the Company and the Restricted Subsidiaries, consolidate or merge with or into any other person or sell, lease or transfer all or substantially all of its property and assets, or agree to do any of the foregoing, unless (a) no Default or Event of Default has occurred and is continuing or would have occurred immediately after giving effect thereto and (b) in the case of a consolidation or merger or transfer of assets involving the Company and in which the Company is not the surviving corporation or sells, leases or transfers all or substantially all of its property and assets, the surviving corporation or person purchasing, leasing or receiving such property and assets is organized in the United States of America or a state thereof and agrees to be bound by the terms and provisions applicable to the Company hereunder.

                  SECTION 5.12. Limitations on Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including the capital stock of any Subsidiary) now owned or hereafter acquired by it, or sell or transfer or create any Lien on any income or revenues or rights in respect thereof; provided, however, that this covenant shall not apply to any of the following:

                  (a) any Lien on any property or asset hereafter acquired, constructed or improved by the Company or any Subsidiary which is created or assumed to secure or provide for the payment of any part of the purchase price of such property or asset or the cost of such construction or improvement, or any mortgage, pledge or other lien on any Lien on any property or asset existing at the time of acquisition thereof;
         provided, however, that such Lien shall not extend to any other property owned by the Company or any Subsidiary;

                  (b) any Lien existing upon any property or asset of a company which is merged with or into or is consolidated into, or substantially all the assets or shares of capital stock of which are acquired by, the Company or a Subsidiary, at the time of such merger, consolidation or acquisition; provided that such Lien does not extend to any other property or asset, other than improvements to the property or asset subject to such Lien;

                  (c) any pledge or deposit to secure payment of workers' compensation or insurance premiums, or in connection with tenders, bids, contracts (other than contracts for the payment of money) or leases;

                  (d) any pledge of, or other Lien upon, any assets as security for the payment of any tax, assessment or other similar charge by any Governmental Authority or public body, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right;

                  (e) any Lien necessary to secure a stay of any legal or equitable process in a proceeding to enforce a liability or obligation contested in good faith by the Company or a Subsidiary or required in connection with the institution by the Company or a Subsidiary of any legal or equitable proceeding to enforce a right or to obtain a remedy claimed in good faith by the Company or a Subsidiary, or required in connection with any order or decree in any such proceeding or in connection with any contest of any tax or other governmental charge; or the making of any deposit with or the giving of any form of security to any governmental agency or any body created or approved by law or governmental regulation in order to entitle the Company or a Subsidiary to maintain self- insurance or to participate in any fund in connection with workers' compensation, unemployment insurance, old age pensions or other social security or to share in any provisions or other benefits provided for companies participating in any such arrangement or for liability on insurance of credits or other risks;

                  (f) any mechanics', carriers', workmen's, repairmen's, or other like Liens, if arising in the ordinary course of business, in respect of obligations which are not overdue or liability for which is being contested in good faith by appropriate proceedings;

                  (g) any Lien on property in favor of the United States of America, or of any agency, department or other instrumentality thereof, to secure partial, progress or advance payments pursuant to the provisions of any contract;

                  (h) any Lien securing indebtedness of a Subsidiary to the Company or a Subsidiary; provided that in the case of any sale or other disposition of such indebtedness by the Company or such Subsidiary, such sale or other disposition shall be deemed to constitute the creation of another Lien not permitted by this clause (h);

                  (i) any Lien affecting property of the Company or any Subsidiary securing indebtedness of the United States of America or a State thereof (or any instrumentality or agency of either thereof) issued in connection with a pollution control or abatement program required in the opinion of the Company to meet environmental criteria with respect to operations of the Company or any Subsidiary and the proceeds of which indebtedness have financed the cost of acquisition of such program;

                  (j) the renewal, extension, replacement or refunding of any mortgage, pledge, lien, deposit, charge or other encumbrance permitted by the foregoing provisions of this covenant upon the same property theretofore subject thereto, or the renewal, extension, replacement or refunding of the amount secured thereby; provided that in each case such amount outstanding at that time shall not be increased; or

                  (k) any other Lien; provided that immediately after the creation or assumption of such Lien, the total of (x) the aggregate principal amount of Indebtedness of the Company and all Subsidiaries (not including Indebtedness permitted under clauses (a) through (j) above) secured by all Liens created or assumed under the provisions of this clause (k), plus (y) the aggregate amount of Capitalized Lease-Back Obligations of the Company and Subsidiaries under the entire unexpired terms of all leases entered into in connection with sale and lease-back transactions which would have been precluded by the provisions of Section 5.13 but for the satisfaction of the condition set forth in clause (b) thereof, shall not exceed an amount equal to 10% of the Consolidated Net Tangible Assets of the Company and its consolidated Subsidiaries.

                  SECTION 5.13. Limitations on Sale and Leaseback  Transactions.
         Enter into any arrangement with any person providing for the leasing by the Company or any Restricted Subsidiary of any property or asset (except for temporary leases for a term of not more than three years and except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such person more than 120 days after the acquisition thereof or the completion of construction and commencement of full operation thereof, unless either (a) the Company shall apply an amount equal to the greater of the Fair Value of such property or the net proceeds of such sale, within 120 days of the effective date of any such arrangement, to the retirement (other than any mandatory retirement or by way of payment at maturity) of Indebtedness or to the acquisition, construction, development or improvement of properties, facilities or equipment used for operating purposes or (b) at the time of entering into such arrangement, such property or asset could have been subjected to a Lien securing Indebtedness of the Company or a Restricted Subsidiary in a principal amount equal to the Capitalized Lease-Back Obligations with respect to such property or asset under paragraph (k) of Section 5.12.

                  SECTION 5.14. Consolidated Total Debt to Consolidated Total Capitalization. Permit the ratio of (a) Consolidated Total Debt to (b) Consolidated Total Capitalization to be greater than 0.40 to 1.

                  SECTION 5.15. Limitations on Dividends and Advances by Subsidiaries. Enter into any covenant or agreement restricting the ability of any Subsidiary to pay dividends on or make other distributions in respect of its capital stock, to make loans or advances to the Company or any Subsidiary or to pay any Indebtedness owed to the Company or any Subsidiary.

                  SECTION 5.16. Minimum Consolidated Statutory Surplus and Statutory Surplus and Asset Valuation Reserve. Permit Consolidated Statutory Surplus at the end of any fiscal quarter to be less than $4,100,000,000, or permit Hartford Life Statutory Surplus and Asset Valuation Reserve at the end of any fiscal quarter to be less than $2,000,000,000.


                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  In case of the happening of any of the following events (each an "Event of Default"):

                  (a) any representation or warranty made or deemed made under this Agreement, or any written information or other information transmitted orally during a formal presentation, furnished by the Borrowers or their subsidiaries to the Administrative Agent or the Lenders pursuant to this Agreement or in connection with the arrangement, syndication or closing of the facilities established hereby, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                  (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in paragraph (b) above) due hereunder, when and as the same shall become due and payable, and such default shall continue unremedied for a period of ten days;

                  (d) default shall be made in the due observance or performance of any covenant, condition or agreement contained in Section 5.01, 5.10, 5.11, 5.12, 5.13, 5.14, 5.15 or 5.16 and, in the case of any default under Section 5.12, such default shall continue for 30 days;

                  (e) default shall be made in the due observance or performance of any covenant, condition or agreement contained herein or in any other Loan Document (other than those specified in clauses (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Company;

                  (f) the Company or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $50,000,000, when and as the same shall become due and payable or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause
         (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

                  (g)  an  involuntary  proceeding  shall  be  commenced  or  an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Restricted Subsidiary, or of a substantial part of the property or assets of the Company or or any Restricted Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Restricted Subsidiary or for a substantial part of the property or assets of the Company or any Restricted Subsidiary, or (iii) the winding up or liquidation of the Company or any Restricted Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or any Governmental Authority having jurisdiction over the Company or any Restricted Subsidiary shall issue any order or commence any proceeding for the conservation or administration of the Company or any Restricted Subsidiary or shall take any similar action;

                  (h) the Company or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above,
         (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Restricted Subsidiary or for a substantial part of the property or assets of the Company or any Restricted Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing;

                  (i) one or more final judgments shall be entered by any court against the Company or any of the Subsidiaries for the payment of money in an aggregate amount in excess of $50,000,000, and such judgment or judgments shall not have been paid, discharged or stayed for a period of 60 days, or a warrant of attachment or execution or similar process shall have been issued or levied against property of the Company or any of the Subsidiaries to enforce any such judgment or judgments;

                  (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect; or

                  (k) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Company or any Restricted Subsidiary described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Company, take either or both of the following actions, at the same or different times:
(i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived anything contained herein to the contrary notwithstanding; and, in the case of any event with respect to the Company or any Restricted Subsidiary described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived anything contained herein to the contrary notwithstanding.


                                   ARTICLE VII

                            THE ADMINISTRATIVE AGENT

                  In order to expedite the transactions contemplated by this Agreement, JPMorgan Chase Bank is hereby appointed to act as Administrative Agent on behalf of the Lenders. Each of the Lenders hereby irrevocably authorizes the Administrative Agent to take such actions on behalf of such Lender and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrowers of any Event of Default of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrowers pursuant to this Agreement as received by the Administrative Agent.

                  Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his or her own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrowers of any of the terms, conditions, covenants or agreements contained in this Agreement. The Administrative Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or other instruments or agreements. The Administrative Agent may deem and treat the Lender which makes any Loan as the holder of the indebtedness resulting therefrom for all purposes hereof until it shall have received notice from such Lender, given as provided herein, of the transfer thereof. The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrowers on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrowers of any of their respective obligations hereunder or in connection herewith. The Administrative Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

                  The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notifying the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent acceptable to the Company. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in the United States, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 8.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                  With respect to the Loans made by it hereunder, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Administrative Agent, and may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent.

                  Each Lender agrees (i) to reimburse the Administrative Agent, on demand, in the amount of its pro rata share (based on its Commitment hereunder or, if the Commitments shall have been terminated, the amount of its outstanding Loans) of any expenses incurred for the benefit of the Lenders by such Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrowers and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by it under this Agreement to the extent the same shall not have been reimbursed by the Borrowers; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent or any of its directors, officers, employees or agents.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder or thereunder.

                  Each party to this Agreement acknowledges and agrees that neither Citibank, N.A., in its capacity as Co-Administrative Agent, nor any co-syndication agent will have duties or responsibilities for the administration of this Agreement or the Borrowings hereunder.


                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION  8.01.  Notices.   Notices  and  other  communications
         provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

                  (a) if to either Borrower, to The Hartford Financial Services Group, Inc., Hartford Plaza, Hartford, CT 06115, Attention of Mr. John Giamalis (Telecopy No. 860-547-2878); with a copy to Mr. Brian Becker, The Hartford Financial Services Group, Inc., Hartford Plaza, Hartford CT 06115 (Telecopy No. 860-547-6959);

                  (b) if to the Administrative Agent, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Laura Rebecca, (Telecopy No. 212-552-7490), with a copy to JPMorgan Chase Bank, 270 Park Avenue, 4th Floor, New York, New York 10017, Attention of Heather Lindstrom, Re:
         The Hartford Financial Services Group, Inc. (Telecopy No. 212-270-6637); and

                  (c) if to a Lender, to it at its address (or telecopy number) set forth in Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender became a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section.

                  SECTION 8.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement is outstanding and unpaid, or the Commitments have not been terminated.

                  SECTION 8.03. Binding Effect. This Agreement shall become effective on the Effective Date when it shall have been executed by each Borrower and the Administrative Agent and when the Administrative Agent shall have received copies hereof (telecopied or otherwise) which, when taken together, bear the signature of each Lender, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers shall not have the right to assign any rights hereunder or any interest herein without the prior consent of all the Lenders.

                  SECTION 8.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any party that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns.

                  (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or a Lender Affiliate, the Company and the Administrative Agent must give their prior written consent (except when there exists a Default or an Event of Default) to such assignment (which consent shall not be unreasonably withheld); (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and a processing and recordation fee of $3,500; (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and (iv) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 and the amount of the Commitment of such Lender remaining after such assignment shall not be less than $5,000,000 or shall be zero. Upon acceptance and recording pursuant to paragraph (e) of this Section, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 8.05, as well as to any Fees accrued for its account hereunder and not yet paid)). Notwithstanding the foregoing, any Lender assigning its rights and obligations under this Agreement may retain any Competitive Loans made by it outstanding at such time, and in such case shall retain its rights hereunder in respect of any Loans so retained until such Loans have been repaid in full in accordance with this Agreement.

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or the financial condition of the Borrowers or the performance or observance by the Borrowers of any obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to
Section 5.03 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Administrative Agent shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by each party hereto, at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee together with an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and the written consent of the Company to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register.

                  (f) Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; (iii) each participating bank or other entity shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.15 and 2.19 to the same extent as if it were the selling Lender (and limited to the amount that could have been claimed by the selling Lender had it continued to hold the interest of such participating bank or other entity), except that all claims made pursuant to such Sections shall be made through such selling Lender; and (iv) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such Lender's rights and obligations under this Agreement.

                  (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to the

Borrowers furnished to such Lender; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of any such information.

                  (h) The Borrowers shall not assign or delegate any rights and duties hereunder without the prior written consent of all Lenders.

                  (i) Any Lender may at any time pledge all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided that no such pledge shall release any Lender from its obligations hereunder or substitute any such Bank for such Lender as a party hereto. In order to facilitate such an assignment to a Federal Reserve Bank, each Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes evidencing the Loans made to such Borrower by the assigning Lender hereunder.

                  SECTION 8.05. Expenses; Indemnity. (a) The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by each Agent in connection with the syndication of the credit facility provided for herein, the preparation, execution, delivery and administration of this Agreement or in connection with any amendments, modifications or waivers of the provisions hereof, or incurred by either Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement or in connection with the Loans made hereunder, including the reasonable fees and disbursements of counsel for each Agent or, in the case of enforcement costs and documentary taxes, the Lenders.

                  (b) The Borrowers agree to indemnify the Administrative Agent, each Lender, each of their Affiliates and the directors, officers, employees and agents of the foregoing (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any Indemnitee arising out of (i) the consummation of the transactions contemplated by this Agreement; (ii) the use of the proceeds of the Loans; or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any investigation made by or on behalf of either Agent or any Lender. All amounts due under this Section shall be payable on written demand therefor.

                  SECTION  8.06.   APPLICABLE   LAW.  THIS  AGREEMENT  SHALL  BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8.07. Waivers; Amendment. (a) No failure or delay of the Administrative Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on either Borrower or any Subsidiary in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any Fee or other amount due hereunder or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby; (ii) increase the Commitment or decrease the Facility Fee of or other amount owing to any Lender without the prior written consent of such Lender; or
(iii) amend or modify the provisions of Section 2.16 or Section 8.04(h), the provisions of this Section or the definition of the "Required Lenders", without the prior written consent of each Lender; provided further, however, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section and any consent by any Lender pursuant to this Section shall bind any assignee of its rights and interests hereunder.

                  SECTION 8.08. Entire Agreement. This Agreement and the agreements referred to in Section 2.06 constitute the entire contract among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  SECTION 8.09. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 8.03.

                  SECTION 8.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 8.12. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or obligations of either Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Company and the Administrative Agent after such setoff and application made by such Lender, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 8.13. Jurisdiction; Consent to Service of Process. (a) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to the foregoing and to paragraph (b) below, nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party hereto in the courts of any jurisdiction.

                  (b) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or thereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 8.14. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certification in this Section.

                  SECTION 8.15. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

                  (b) The obligations of the Borrowers in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section 8.15 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

                  SECTION 8.16. Confidentiality. Each of the Agents and the Lenders, on behalf of itself and its Affiliates and agents, agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates involved in the preparation and execution of this Agreement and the transactions contemplated thereby, and to such Lender's and such Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory or self-regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (it being understood the applicable Agent or Lender shall notify the Company, to the extent permitted by law, of such required disclosure within a reasonably practicable time after such Agent or Lender gains knowledge of the required disclosure); (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement; (g) with the consent of the Company; or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to either Agent or any Lender on a nonconfidential basis from a source other than either Borrower (it being understood if disclosure of such Information violates any third-party confidentiality agreement with the Borrowers or their Subsidiaries and the representative of the Agent or Lender involved has actual knowledge of such third-party confidentiality agreement and was involved in the preparation and execution of this Agreement or the transactions contemplated thereby, such disclosure shall not be permitted). For the purposes of this Section, "Information" means all confidential information received from either Borrower relating to the Borrowers or any of their Subsidiaries or the Borrowers' or any of their Subsidiaries' businesses; provided that, in the case of information received from either Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                  THE HARTFORD FINANCIAL SERVICES GROUP,
                                  INC., as Borrower,

                                  by  /s/ John N. Giamalis
                                      ------------------------------------------
                                      Name: John N. Giamalis
                                      Title: Senior Vice President and Treasurer


                                  HARTFORD LIFE, INC., as Borrower,

                                  by  /s/ David T. Foy
                                      ------------------------------------------
                                      Name: David T. Foy
                                      Title: Senior Vice President and Treasurer


                                  JPMORGAN CHASE BANK, individually and as Co-Administrative Agent,

                                  by  /s/ Heather Lindstrom
                                      ------------------------------------------
                                      Name: Heather A. Lindstrom
                                      Title: Vice President


                                  CITIBANK, N.A., individually and as Co-
                                  Administrative Agent,

                                  by  Michael A. Taylor
                                      ------------------------------------------
                                      Name: Michael A. Taylor
                                      Title: VP

                                  BANK OF AMERICA, N.A., individually and
                                  as Co-Syndication Agent,

                                  by /s/ Leslie Nannen
                                     ------------------------------------------
                                     Name: Leslie Nannen
                                     Title: Vice President

                                  DEUTSCHE BANK AG, NEW YORK BRANCH,
                                  individually and as Co-Syndication Agent,

                                  by /s/ Ruth Leung
                                     ------------------------------------------
                                     Name: Ruth Leung
                                     Title: Director

                                  by /s/ Clinton Johnson
                                     ------------------------------------------
                                     Name: Clinton Johnson
                                     Title: Managing Director

                                  UBS AG, STAMFORD BRANCH, individually and as Co-Syndication Agent,

                                  by  /s/ Luke Goldsworthy
                                     ------------------------------------------
                                     Name: Luke Goldsworthy
                                     Title: Associate Director
                                            Banking Products Services, US

                                  by  /s/ Susan Brunner
                                     ------------------------------------------
                                     Name: Susan Brunner
                                     Title: Associate Director
                                            Banking Products Services, US

                                        SIGNATURE PAGE TO THE HARTFORD
                                        FINANCIAL SERVICES GROUP, INC. AND
                                        HARTFORD LIFE, INC.  COMPETITIVE
                                        ADVANCE AND REVOLVING CREDIT
                                        FACILITY AGREEMENT, DATED AS OF
                                        DECEMBER 31, 2002.







                LENDER:   Fleet National Bank
                         ------------------------------

                      by: /s/ George J. Urban
                          ------------------------------
                          Name: George J. Urban
                          Title: Portfolio Manager

                                        SIGNATURE PAGE TO THE HARTFORD
                                        FINANCIAL SERVICES GROUP, INC. AND
                                        HARTFORD LIFE, INC.  COMPETITIVE
                                        ADVANCE AND REVOLVING CREDIT
                                        FACILITY AGREEMENT, DATED AS OF
                                        DECEMBER 31, 2002.







                LENDER:   Mellon Bank, N.A.
                         ------------------------------

                      by: /s/ Carrie Burnham
                          ------------------------------
                          Name: Carrie Burnhun
                          Title: Assistant Vice President

                                        SIGNATURE PAGE TO THE HARTFORD
                                        FINANCIAL SERVICES GROUP, INC. AND
                                        HARTFORD LIFE, INC.  COMPETITIVE
                                        ADVANCE AND REVOLVING CREDIT
                                        FACILITY AGREEMENT, DATED AS OF
                                        DECEMBER 31, 2002.







                LENDER:   Morgan Stanley Bank
                         ------------------------------

                      by: /s/ Jaap L. Tonckens
                          ------------------------------
                          Name: Jaap L. Tonckens
                          Title: Vice President

                                        SIGNATURE PAGE TO THE HARTFORD
                                        FINANCIAL SERVICES GROUP, INC. AND
                                        HARTFORD LIFE, INC.  COMPETITIVE
                                        ADVANCE AND REVOLVING CREDIT
                                        FACILITY AGREEMENT, DATED AS OF
                                        DECEMBER 31, 2002.







                LENDER:   State Street Bank and Trust Company
                         -------------------------------------

                      by: /s/ Edward M. Anderson
                          ------------------------------
                          Name: Edward M. Anderson
                          Title: Vice President

                                        SIGNATURE PAGE TO THE HARTFORD
                                        FINANCIAL SERVICES GROUP, INC. AND
                                        HARTFORD LIFE, INC.  COMPETITIVE
                                        ADVANCE AND REVOLVING CREDIT
                                        FACILITY AGREEMENT, DATED AS OF
                                        DECEMBER 31, 2002.







                LENDER:   U.S. Bank National Association
                         -------------------------------------

                      by: /s/ Elliot Jaffee
                          ------------------------------
                          Name: Elliot Jaffee
                          Title: Senior Vice President

                                        SIGNATURE PAGE TO THE HARTFORD
                                        FINANCIAL SERVICES GROUP, INC. AND
                                        HARTFORD LIFE, INC.  COMPETITIVE
                                        ADVANCE AND REVOLVING CREDIT
                                        FACILITY AGREEMENT, DATED AS OF
                                        DECEMBER 31, 2002.







                LENDER:   Wachovia Bank, National Association
                         -------------------------------------

                      by: /s/ Kimberly Shaffer
                          ------------------------------
                          Name: Kimberly Shaffer
                          Title: Director

                                        SIGNATURE PAGE TO THE HARTFORD
                                        FINANCIAL SERVICES GROUP, INC. AND
                                        HARTFORD LIFE, INC.  COMPETITIVE
                                        ADVANCE AND REVOLVING CREDIT
                                        FACILITY AGREEMENT, DATED AS OF
                                        DECEMBER 31, 2002.







                LENDER:   Wells Fargo Bank, National Association
                         ---------------------------------------

                      by: /s/ Robert C. Meyer
                          ------------------------------
                          Name: Robert C. Meyer
                          Title: Vice President

                      by: /s/ Beth C. McGinntis
                          ------------------------------
                          Name: Beth C. McGinntis
                          Title: Vice President

                                                                     EXHIBIT A-1




                         FORM OF COMPETITIVE BID REQUEST

JPMorgan Chase Bank,
as Administrative Agent
for the Lenders referred to below,
270 Park Avenue
New York, NY 10017

Attention:  [                   ]

Dear Ladies and Gentlemen:

                  The undersigned,  ________________________  (the  "Borrower"), refers to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 31, 2002 (as it may be amended, modified, extended or restated from time to time, the "3-Year Agreement"), among The Hartford Financial Services Group, Inc., Hartford Life, Inc., the Lenders
parties thereto, and JPMorgan Chase Bank and Citibank, N.A., as Co-Administrative Agents (it being agreed that all references herein to the Administrative Agent shall be references to JPMorgan Chase Bank). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 3-Year Agreement. The Borrower hereby gives you notice pursuant to Section 2.03(a) of the 3-Year Agreement that it requests a Competitive Borrowing under the 3-Year Agreement, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:

(A) Date of Competitive Borrowing
     (which is a Business Day)        ___________

(B) Principal amount of
     Competitive Borrowing 1/         ___________
                           -
(C) Interest rate basis 2/            ___________
                        -
(D) Interest Period and the
     last day thereof 3/              ___________
                      -


--------
      1/ Not less than $5,000,000  (and in integral  multiples of $1,000,000) or
      -
greater than the Total Commitment then available.
      2/ Eurocurrency Competitive Loan or Fixed Rate Loan.
      -
      3/ Which shall be subject to the  definition of "Interest  Period" and end
      -
not later than the Maturity Date.

                  Upon acceptance of any or all of the Loans offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the 3-Year Agreement have been satisfied.

                                                Very truly yours,

                                                [NAME OF BORROWER],

                                                by___________________________
                                                   Name:
                                                   Title: [Financial Officer]

                                                                     EXHIBIT A-2






                    FORM OF NOTICE OF COMPETITIVE BID REQUEST


[Name of Lender]
[Address]

                                                                          [Date]

Attention:  [          ]

Dear Ladies and Gentlemen:

                  Reference is made to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 31, 2002 (as it may be amended, modified, extended or restated from time to time, the "3-Year Agreement"), among The Hartford Financial Services Group, Inc., Hartford Life, Inc., the Lenders parties thereto, and JPMorgan Chase Bank and Citibank, N.A., as Co- Administrative Agents (it being agreed that all references herein to the Administrative Agent shall be references to JPMorgan Chase Bank). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 3-Year Agreement. [__________] (the "Borrower") made a Competitive Bid Request on _______, pursuant to Section 2.03(a) of the 3-Year Agreement, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time]. 1/ Your Competitive Bid must comply with Section 2.03(b)
                        -
of the 3-Year Agreement and the terms set forth below on which the Competitive Bid Request was made:

(A) Date of Competitive Borrowing       ___________

(B) Principal amount of
     Competitive Borrowing              ___________

(C) Interest rate basis                 ___________

(D) Interest Period and the
     last day thereof                   ___________




                                                      Very truly yours,

                                                      JPMORGAN CHASE BANK,
                                                      as Administrative Agent,

                                                      by________________________
                                                         Name:
                                                         Title:

--------

     1/ The Competitive Bid must be received by the Administrative  Agent (i) in
     -
the case of Eurocurrency Competitive Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (ii) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing.

                                                                     EXHIBIT A-3






                             FORM OF COMPETITIVE BID


JPMorgan Chase Bank,
as Administrative Agent
for the Lenders referred to below,
270 Park Avenue
New York, N.Y. 10017

                                                                          [Date]

Attention:  [                ]

Dear Ladies and Gentlemen:

                  The undersigned, [Name of Lender], refers to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 31, 2002 (as it may be amended, modified, extended or restated from time to time, the "3-Year Agreement"), among The Hartford Financial Services Group, Inc, Hartford Life, Inc., the Lenders parties thereto, and JPMorgan Chase Bank and Citibank, N.A., as Co-Administrative Agents (it being agreed that all references herein to the Administrative Agent shall be references to JPMorgan Chase Bank). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 3-Year Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.03(b) of the 3-Year Agreement, in response to the Competitive Bid Request made by [__________] (the "Borrower") on ________, 200[ ], and in that connection sets forth below the terms on which such Competitive Bid is made:

(A) Principal Amount 1/

(B) Competitive Bid Rate 2/

(C) Interest Period and last
     day thereof

         The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the 3- Year Agreement, to extend credit to the Borrower upon acceptance by the Borrower of this bid in accordance with Section 2.03(d) of the 3-Year Agreement.

                                        Very truly yours,

                                        [NAME OF LENDER],

                                        by____________________________
                                           Name:
                                           Title:
--------
      1/ Not less than  $5,000,000  or greater  than the  requested  Competitive
      -
Borrowing and in integral multiples of $1,000,000. Multiple bids will be accepted by the Administrative Agent.
      2/ i.e., LIBO Rate + or - %, in the case of Eurocurrency Competitive Loans
      -
or %, in the case of Fixed Rate Loans.

                                                                     EXHIBIT A-4




                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER


                                                                          [Date]

JPMorgan Chase Bank,
as Administrative Agent
for the Lenders referred to below
270 Park Avenue
New York, N.Y. 10017

Attention:  [                     ]

Dear Ladies and Gentlemen:

         The undersigned, ________________________ (the "Borrower"), refers to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 31, 2002 (as it may be amended, modified, extended or restated from time to time, the "3-Year Agreement"), among The Hartford Financial Services Group, Inc., Hartford Life, Inc., the Lenders parties thereto, and JPMorgan Chase Bank and Citibank, N.A., as Co-Administrative Agents (it being agreed that all references herein to the Administrative Agent shall be references to JPMorgan Chase Bank). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 3-Year Agreement.

         In accordance with Section 2.03(c) of the 3-Year Agreement, we have received a summary of bids in connection with our Competitive Bid Request dated ______, and in accordance with Section 2.03(d) of the 3-Year Agreement, we hereby accept the following bids for maturity on [date]:

Principal Amount                    Fixed Rate/Margin                  Lender

     $                                  [%]/[+/-.   %]
     $

We hereby reject the following bids:

Principal Amount                    Fixed Rate/Margin                  Lender

     $                                  [%]/[+/-.   %]
     $

         The $_____ should be deposited in JPMorgan Chase Bank account number
[             ] on [date].

                                             Very truly yours,

                                             [NAME OF BORROWER],

                                             by___________________________
                                                Name:
                                                Title:

                                                                     EXHIBIT A-5










                        FORM OF STANDBY BORROWING REQUEST

JPMorgan Chase Bank,
as Administrative Agent
for the Lenders referred to below,
270 Park Avenue
New York, N.Y. 10017

                                                                          [Date]
Attention: [            ]

Dear Ladies and Gentlemen:

         The undersigned, _______________________ (the "Borrower"), refers to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 31, 2002 (as it may be amended, modified, extended or restated from time to time, the "3-Year Agreement"), among The Hartford Financial Services Group, Inc., Hartford Life, Inc., the Lenders parties thereto, and JPMorgan Chase Bank and Citibank, N.A., as Co-Administrative Agents (it being agreed that all references herein to the Administrative Agent shall be references to JPMorgan Chase Bank). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 3-Year Agreement. The Borrower hereby gives you notice pursuant to Section 2.04 of the 3-Year Agreement that it requests a Standby Borrowing under the 3-Year Agreement, and in that connection sets forth below the terms on which such Standby Borrowing is requested to be made:

(A) Date of Standby Borrowing
     (which is a Business Day)       ___________

(B) Principal amount of
     Standby Borrowing 1/            ___________
                       -
(C) Interest rate basis 2/           ___________
                        -
(D) Interest Period and the
     last day thereof 3/             ___________
                      -

         Upon acceptance of any or all of the Loans made by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the 3-Year Agreement have been satisfied.

                                            Very truly yours,

                                            [NAME OF BORROWER],

                                            by______________________________
                                              Name:
                                              Title: [Financial Officer]
--------
      1/ Not less than $20,000,000 (and in integral  multiples of $5,000,000) or
      -
greater than the Total Commitment then available.
      2/ Eurocurrency Standby Loan or ABR Loan.
      -
      3/ Which shall be subject to the  definition of "Interest  Period" and end
      -
not later than the Maturity Date.

                                                                       EXHIBIT B




                                    [FORM OF]

                            ASSIGNMENT AND ACCEPTANCE

                                                              Dated:_____ , ____


                  Reference is made to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 31, 2002 (the "3-Year Agreement"), among The Hartford Financial Services Group, Inc., Hartford Life, Inc., the Lenders parties thereto, and JPMorgan Chase Bank and Citibank, N.A., as Co-Administrative Agents (it being agreed that all references herein to the Administrative Agent shall be references to JPMorgan Chase Bank). Terms defined in the 3-Year Agreement are used herein with the same meanings.

                  1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the 3-Year Agreement, including, without limitation, the interests set forth below in the Commitment of the Assignor on the Effective Date and the Competitive Loans and Standby Loans owing to the Assignor which are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 8.04(c) of the 3-Year Agreement, a copy of which has been received by each such party. From and after the Effective Date, (i) the Assignee shall be a party to and be bound by the provisions of the 3-Year Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the 3-Year Agreement.

                  2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.19(g) of the 3-Year Agreement, duly completed and executed by such Assignee,
(ii) if the Assignee is not already a Lender under the 3-Year Agreement, an Administrative Questionnaire in the form distributed to such Assignee by the Administrative Agent and (iii) a processing and recordation fee of $3,500.

                  3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective  Date of  Assignment
(may not be fewer than 5 Business
Days after the Date of Assignment):


                                                                                Percentage Assigned of
                                                                               Facility/Commitment (set
                                                                            forth, to at least 8 decimals,
                                                                           as a percentage of the Facility
                                    Principal Amount Assigned (and                and the aggregate
                                     identifying information as to                   Commitments
Facility                             individual Competitive Loans)            of all Lenders thereunder)
--------                             -----------------------------            --------------------------
Commitment Assigned:                         $____________                          ___________ %

Standby Loans:                               $____________                          ___________ %

Competitive Loans:                           $____________                          ___________ %



The terms set forth and on the reverse side     Accepted:
hereof are hereby agreed to:

                                                THE HARTFORD FINANCIAL
                                                SERVICES GROUP, INC.,

________________________________,               by: ___________________________
as Assignor,                                        Name:
                                                    Title:
by: ____________________________
      Name:
      Title:


________________________________,
as Assignee,

by: ____________________________
      Name:
      Title:

                                                                       EXHIBIT C


                                    [FORM OF]

                             OPINION OF COUNSEL FOR
                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                             AND HARTFORD LIFE, INC.



                                                       Brian S. Becker
                                                       Senior Vice President,
                                                       Director of Corporate Law
                                                       And Corporate Secretary
                                                       Law Department
                                                       Telephone 860 547 3338
                                                       Facsimile 860 547 6959


December 31, 2002

To The Lenders Listed on
Schedule A Attached Hereto
(the "Lenders")

Ladies and Gentlemen:

This opinion is being rendered to you pursuant to Section 4.02(a) of the Three-Year Competitive Advance and Revolving Credit Facility Agreement (the
"Agreement") among The Hartford Financial Services Group, Inc., a Delaware corporation (the "Company"), Hartford Life, Inc., a Delaware corporation ("Hartford Life") (the Company and Hartford Life are each herein referred to individually as a "Borrower" and collectively as the "Borrowers"), the lenders named therein (the "Lenders"), and JPMorgan Chase Bank and Citibank, N.A., as Co-Administrative Agents for the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

In connection with this opinion, as Senior Vice President of the Company, I or lawyers in the Company's legal staff working under my supervision, have (i) investigated such questions of law, (ii) examined such corporate documents and records of the Borrowers, certificates of public officials and other documents, and (iii) received such information from officers and representatives of the Borrowers as I have deemed necessary for the purpose of this opinion. I have made no independent investigation as to the information contained in such documents, records and certificates, but I have no reason to believe that such information is other than as reflected therein. In rendering this opinion, I have assumed (i) the authenticity of all documents submitted to me as originals,
(ii) the conformity to original documents of all documents submitted to me as copies and (iii) the genuineness of all signatures.

Based upon the foregoing and subject to the qualifications set forth herein, I am of the opinion that:

1. Each Borrower (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in every jurisdiction within the United States where such qualification is required, except where the failure to so qualify would not result in a Material Adverse Effect on such Borrower, and (iv) has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and to borrow funds thereunder.

2. The execution, delivery and performance by each Borrower of the Agreement and the borrowings of each Borrower thereunder (collectively, the "Transactions") (i) have been duly authorized by all requisite corporate action and (ii) will not (a) (1) violate any provision of law, statute, rule or regulation (including without limitation, the Margin Regulations), or of the certificates of incorporation or other constitutive documents or by-laws of the Borrowers, (2) violate any order of any governmental authority, or (3) to my knowledge, violate any provision of any indenture, agreement or other instrument to which a Borrower is a party or by which a Borrower or its property is or may be bound, (b) to my knowledge, be in conflict with, result in a breach of or constitute (along or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (c) to my knowledge, except as allowed under the Agreement, result in the creation or imposition of any lien upon any property or assets of the Borrowers.

3. The Agreement has been duly executed and delivered by the Borrowers and constitutes a valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and general principles of equity (whenever applied by a court of law or equity).

4. No action, consent or approval of, registration or filing with, any other action by, any government authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

5. Neither Borrower nor any of their subsidiaries is (a) except as set forth in the next sentence, an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 (the "1940 Act") or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. While certain subsidiaries of the Borrowers are "investment companies" as defined in the 1940 Act, the transactions contemplated by this Agreement will not violate or require any approval under such Act or any regulations promulgated pursuant thereto.

The opinions expressed above are limited to questions arising under the laws of the State of Connecticut, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

With your approval, with respect to my opinion in paragraph 3 above, I have assumed that the laws of the State of New York are identical to those of the State of Connecticut.

Also with your approval, I have relied as to certain matters on information obtained from public officials, officers of the Borrowers and other sources believed by me to be responsible and I have assumed that the Agreement has been duly authorized, executed and delivered by each of the Lenders and by JPMorgan Chase Bank and Citibank, N.A. in their capacities as Co-Administrative Agents of the Lenders.

This opinion is rendered in my capacity as an officer of the Company, and is solely for your benefit and may not be quoted or relied upon by, nor may copies be delivered to, any other person, nor used for any other purpose, without my prior written consent in each instance.

Very truly yours,



Brian S. Becker